Exhibit 99.2

WYOMING COUNTY, PENNSYLVANIA

LEASEHOLD MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT AND FIXTURE FILING

FROM

ZENA ENERGY L.L.C.

TO

INTERNATIONAL BANK OF COMMERCE

February 1, 2013

THIS INSTRUMENT SECURES FUTURE ADVANCES

THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTIES WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT “A” HERETO, AND THIS LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT AND FIXTURE FILING IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.

This instrument was prepared by and after recording should be returned to:

McAfee & Taft

A Professional Corporation

c/o Joshua D. Smith

10th Floor, Two Leadership Square

211 North Robinson

Oklahoma City, OK 73102

LEASEHOLD MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT AND FIXTURE FILING

THIS INSTRUMENT SECURES FUTURE ADVANCES

THIS LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT AND FIXTURE FILING dated as of February 1, 2013 (this “Mortgage”) is from Zena Energy L.L.C. (hereinafter referred to as “Mortgagor”) to International Bank of Commerce (the “Bank” or the “Mortgagee”), having a mailing address of 3817 N.W. Expressway, Suite 100, Oklahoma City, Oklahoma County, Oklahoma 73112, with respect to the following circumstances:

I. The Bank has agreed to loan certain amounts to Mortgagor and Mortgagor, to evidence its indebtedness to the Bank, has executed and delivered to the Bank that certain Promissory Note dated as of the date hereof in the stated principal amount of $35,000,000 (as it may be amended, modified, supplemented, restated, replaced, renewed, extended and/or increased from time to time, the “Note”). The Note is payable to the order of the Bank (or other holder thereof) and bears interest at the rate provided for therein, and contains provisions for payment of attorneys’ fees and acceleration of maturity in the event of uncured default.

II. The Bank would not make the loan contemplated unless Mortgagor executes and delivers this Mortgage to the Bank. Mortgagor acknowledges that it will derive substantial benefits from the loan made pursuant to the Note, and therefore Mortgagor agrees to grant this Mortgage to secure the indebtedness evidenced by the Note.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, and to secure to the Bank the payment of the “Secured Indebtedness” (as that term is hereinafter defined) and the performance of the covenants and agreements contained in the Loan Documents, Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey and mortgage unto the Bank the following described property (sometimes hereinafter individually and collectively referred to as the “Mortgaged Properties”), whether now or hereafter acquired and owned by Mortgagor in the name of Mortgagor or in the name of a nominee or other agent for Mortgagor:

A. all of Mortgagor’s right, title and interest in the oil, gas and mineral leases described at Exhibit A and pooling, unitization, communitization and similar orders of governmental bodies or authorities covering all or any portion of the lands described at Exhibit “A” (sometimes hereinafter individually and collectively called the “Leases”);

B. all of Mortgagor’s right, title and interest in any oil wells and gas wells located on the Lands (as defined below) (hereinafter individually and collectively called the “Wells”);

C. all of Mortgagor’s right, title and interest in the oil, gas, casinghead gas, condensate and other liquid or gaseous hydrocarbons (sometimes hereinafter individually and collectively called the “Hydrocarbons”) now or hereafter underlying, produced or severed from, stored at, or attributable to, all or any portion of the Lands and;

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D. all of Mortgagor’s right, title and interest in and to the lands described in the Leases and the lands spaced, pooled and/or unitized therewith (sometimes hereinafter individually and collectively called the “Lands”);

E. all of Mortgagor’s right, title and interest in and to all wells, salt water injection wells, water supply wells, casing, tubing, pumping units, rods, flow lines, pipe lines, poles, lines, compressors, motors, engines, tanks, separators, pumping units, heater treaters, fittings, machinery, tools, tanks, equipment, buildings, structures, supplies, inventories, and all other goods, chattels, business records, documents of title, and all other items of personal property and fixtures now or hereafter located at, under, or upon, or used in connection with, the Lands, the Leases, the Wells and/or the Hydrocarbons (sometimes hereinafter individually and collectively called the “Properties”);

F. all of Mortgagor’s right, title and interest in and to production sale contracts, operating agreements, farmout agreements, proceeds from the sale of the Hydrocarbons and the Properties, subleases, assignments, choses in action, causes of action, contract rights, chattel paper, and proceeds, accounts, general intangibles, permits and other approvals, licenses, files, records, rights-of-way, easements, and any and all other contracts, agreements, and rights related to the Wells, the Leases, the Hydrocarbons, the Properties, and/or the Lands (sometimes hereinafter individually and collectively called the “Agreements”); and

G. all rights, additions, improvements, appurtenances and accessions to, products and replacements of, proceeds from or attributable to, and substitutions for, whether now or hereafter in anywise belonging or appertaining to, any one or more of the properties, assets, interests and rights described at subparagraph A., B., C., D., E., and/or F. immediately above.

TO HAVE AND TO HOLD the Mortgaged Properties unto the Bank, forever, to secure payment of the Secured Indebtedness as hereinafter described.

PROVIDED, HOWEVER, and this instrument is upon the express condition that, if the Bank is paid the principal sum mentioned by the Note, with the interest thereon, and all other sums payable to the Bank as are secured hereby, in accordance with the provisions of the Loan Documents, then this Mortgage and the estate hereby granted shall cease and become void.

The expression “Mortgagor’s successors,” as used herein, shall mean each of Mortgagor’s successors and assigns. Mortgagor hereby binds itself and Mortgagor’s successors to warrant and forever defend, all and singular the Mortgaged Properties, unto the Bank, its successors, and to its and their assigns, forever, against every person and entity whomsoever now or hereafter claiming same or any part thereof.

For the considerations stated in this Mortgage, as respects that portion of the Mortgaged Properties that now or hereafter, consist of (i) equipment, general intangibles, accounts, instruments, documents, chattel paper, contract rights, inventory, fixtures, proceeds or products of collateral (as such terms are defined in the Uniform Commercial Code as in effect in the appropriate jurisdiction with respect to said properties, rights and interests) and/or (ii) any other personal property or fixture of a kind or character subject to the applicable provisions of the Uniform Commercial Code (as in effect in the appropriate jurisdiction with respect to each of said properties, rights and interests), Mortgagor hereby grants to the Bank a security interest in all such now owned or hereafter acquired properties, rights and interests to secure the payment of the Secured Indebtedness (as that term is defined in Section 1.1) and the performance of the obligations of Mortgagor contained in this Mortgage, the Note or in any other Loan Document.

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Mortgagor, in consideration of the foregoing premises and to induce the Bank to make the loans described above, hereby covenants and agrees with the Bank as follows:

ARTICLE I.

INDEBTEDNESS SECURED

1.1 Secured Indebtedness. This Mortgage is given to secure Mortgagor’s obligations under all of the following indebtedness and all amendments, extensions, renewals, modifications, rearrangements or increases of any of the following indebtedness (the “Secured Indebtedness”):

(a) Note. The indebtedness of Mortgagor evidenced by and payable according to the terms of the Note.

(b) Other Indebtedness. All indebtedness of Mortgagor incurred or arising pursuant to the provisions of this Mortgage and/or any other Loan Document.

(c) Future Indebtedness. All extensions or renewals of all indebtedness described in Section 1.1(a) and Section 1.1(b) above, and all loans and advances which the Bank may hereafter make to Mortgagor, and all other and additional debts, obligations and liabilities of every kind and character of Mortgagor now or hereafter existing in favor of the Bank, regardless of whether such debts, obligations or liabilities are direct or indirect, primary or secondary, joint, several, fixed or contingent, and irrespective of the manner in which same may be incurred and regardless of whether such present or future debts, obligations and liabilities may, prior to their acquisition by the Bank, are or have been payable to or in favor of, some other person or entity, or have been acquired by the Bank in a transaction with anyone other than Mortgagor, together with any and all renewals and extensions of such indebtedness, loans, advances, debts, obligations and liabilities, or any part thereof, and all interest, attorneys’ fees, and other charges thereof, or incurred in connection therewith, it being contemplated by Mortgagor and the Bank that the Bank may from time to time make additional loans and future advances hereunder. Any additional loan or advance made hereunder may be made without notice to or without the consent of anyone bound by this Mortgage, other than the person or party to whom the advance or loan is made, but nothing contained herein shall impose upon the Bank the duty or obligation to make any additional loan or advance.

1.2 Payment of Indebtedness. Mortgagor will duly and punctually pay (within the applicable cure period) the indebtedness described in this Article I, including each and every obligation owing on account of the Note, in accordance with the terms of the Note.

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ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Mortgagor represents and warrants to the Bank as follows:

2.1 Existence and Power. Mortgagor has adequate power, authority and legal right to own, operate and possess the Mortgaged Properties, and to grant, sell, transfer and mortgage, and grant a security interest in, the same. Mortgagor is duly authorized, qualified and licensed under all applicable Laws to carry on Mortgagor’s business as it is currently conducted and as relates to the Mortgaged Properties at the locations where Mortgagor conducts such business, and operate and own the Mortgaged Properties, except where such failure to do so would not have a material adverse effect on the Mortgaged Properties or the business of Mortgagor as a whole (a “Material Adverse Effect”) on Borrower. The execution, delivery and performance of this Mortgage by Mortgagor will not violate any Law, the provisions of any articles of formation or operating agreement, or any other material agreement or instrument binding upon Mortgagor, or applicable to or affecting the Mortgaged Properties.

2.2 Title. Mortgagor has good and defensible title to the Mortgaged Properties subject to minor defects of title, none of which have a Material Adverse Effect on the Mortgaged Property so affected thereby, and none of which will prevent or delay payment of revenue generated from the Mortgaged Properties to Mortgagor. Other than this Mortgage and those liens set forth on Exhibit B (the “Permitted Liens”), the Mortgaged Properties are free and clear of any and all liens, claims and encumbrances and no financing statement covering any of the Mortgaged Properties is on file in any public office. Except for rents and royalties due and payable under the Leases, there are no contractual rights or other interests held by third parties which could materially reduce Mortgagor’s interest in the Mortgaged Properties or any oil or gas produced therefrom.

2.3 Validity and Effectiveness of Leases. The Leases are valid, subsisting, in full force and effect, and Borrower has no reason to believe that such Leases are not superior and paramount to (a) all other oil, gas and mineral leases covering the same undivided mineral interests in the Lands, and (b) all other liens (including without limitation fee mortgages, tax liens, and other judgment liens) affecting such Lands. As of the date hereof, all rents and royalties due and payable thereunder, and all severance and production taxes that are due and payable with respect to the production therefrom, if any, have been duly paid within any applicable cure period.

2.4 Compliance with Laws. Mortgagor’s ownership, use and operation of its assets and properties comply in all material respects with any and all applicable federal, state and local laws, statutes, rules, regulations, ordinances and orders, except where the failure to so comply would not have a Material Adverse Effect.

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ARTICLE III.

ADDITIONAL COVENANTS

Mortgagor further covenants and promises to the Bank as follows:

3.1 Maintenance of Present Worth Value. At the end of each year during the term of this Mortgage, Mortgagor will provide an updated engineering report, consisting of all of Mortgagor’s oil and gas properties, to the Bank. Mortgagor shall be required to maintain a minimum present worth value of $20,000,000 on all of its proved-developed-producing (“PDP”) properties, calculated using a discount rate of nine percent (9%), at the Bank’s then-standard oil and gas pricing, which will be provided by the Bank to Mortgagor at the end of each year.

3.2 Defense Against Claims. If the validity or priority of this Mortgage, or of any rights, title, liens or interests created or evidenced hereby with respect to the Mortgaged Properties, or any part thereof, are attacked, directly or indirectly, and such is known to Mortgagor or if any legal proceedings are instituted against Mortgagor in respect thereto, Mortgagor will give written notice thereof to the Bank and, at Mortgagor’s own cost and expense, Mortgagor will diligently endeavor to cure any defects that may be developed or claimed and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims. If Mortgagor fails to take such action and after written notice to Mortgagor by the Bank, the Bank is hereby authorized and empowered to take such additional steps as in the Bank’s judgment or discretion may be necessary or proper in the defense of such legal proceedings, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Mortgaged Properties. All expenses so incurred of every kind and character will be a demand obligation owing by Mortgagor and will bear interest from the date of expenditure until paid at the “Default Rate,” as that term is defined in the Note, and will be secured by the lien and security interest evidenced by this Mortgage. The party incurring such expense shall be subrogated to all rights of the person receiving such payment. The above and foregoing covenants will at all times be construed to be covenants for the benefit of the Bank and will remain in full force and effect until the Secured Obligations are paid in full, notwithstanding the assignment hereof or any foreclosure thereof.

3.3 Payment of Debt. Mortgagor will make prompt payment within any applicable cure period of the Secured Indebtedness as the same becomes due in accordance with the terms of the Loan Documents.

3.4 Sale, Encumbrance or Removal. Except as provided in this Mortgage and except for Permitted Liens, Mortgagor will not at any time during the existence of this Mortgage, without first obtaining the Bank’s prior written consent, sell, assign, transfer, sublease, farmout, mortgage, encumber, or otherwise dispose of any of the Mortgaged Properties, except sales of oil, gas, casinghead gas, condensate or other hydrocarbons in the ordinary course of business and only then in compliance with the terms of this Mortgage, allow for a change in control of the Mortgaged Properties, or remove or permit to be removed, any personal or other removable property at any time covered hereby from the premises upon which the same may be situated, except in the ordinary course of business and except for removal of obsolete or unused property and except in the case of property that is replaced with like property.

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3.5 Extensions and Substitutions. By agreement with the maker or makers of any instrument evidencing any indebtedness at any time secured hereby, the Bank, without notice to or consent of any other party to this Mortgage, may from time to time extend the time of payment of the whole or any part of the Secured Indebtedness, or may accept from said maker or makers one or more new instruments in the same or different form in renewal of or by way of substitution for any instrument of indebtedness without in any manner impairing or affecting the lien and security interest of this Mortgage or any of the Bank’s rights hereunder.

3.6 Compliance with Leases and Agreements. Mortgagor will comply in all material respects with all of the terms, covenants and provisions, express or implied, of the Leases and the Agreements, and perform all reasonable acts necessary or proper to prevent the termination or forfeiture of any Lease by curing any default by Mortgagor under the terms of the Lease within the time allotted to Mortgagor under such Lease. Except with the prior written consent of the Bank, or except to effect extensions or renewals thereof, Mortgagor will not amend any material provision of or terminate (before the end of the stated term) any of the Agreements or surrender, abandon or release any of the Leases in whole or in part so long as any Well located in any unit containing all or any part of such Leases is capable of producing Hydrocarbons in paying or commercial quantities. Mortgagor will promptly discharge all obligations within any applicable cure period which it has to the holders of royalty and overriding royalty interests and all other interests in the Leases and other Mortgaged Properties.

3.7 Taxes. Mortgagor will pay, or cause to be paid, before delinquent, after giving effect to any extension, all taxes, assessments and other governmental charges of every kind and character now or hereafter levied, imposed or assessed against the Mortgaged Properties, or any part thereof, or which might become a lien thereon, including all such as may be incident to the operation, development or maintenance of said property, or the production of oil, gas, casinghead gas or other hydrocarbons therefrom, in accordance with the terms of this Mortgage. Notwithstanding the foregoing, Mortgagor may contest any tax or lien by appropriate proceedings in good faith and timely filed.

3.8 Tax Returns. Whenever reasonably requested by the Bank, Mortgagor will provide copies of any and all tax returns of Mortgagor for each year during the Term of the Note and this Mortgage.

3.9 Books and Records. Mortgagor will keep accurate books and records adequate to reflect results of operations on the Mortgaged Properties. All such books and records will at all times during normal business hours and upon five (5) days prior written notice to Mortgagor by Bank be subject to inspection by the Bank and the Bank’s duly accredited representatives. Whenever reasonably requested by the Bank, Mortgagor will make reports of operations in such form as the Bank reasonably prescribes, setting out full data as to production and revenues from the Mortgaged Properties.

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3.10 Indemnification. Mortgagor will indemnify and hold the Bank harmless from and against all claims, demands, liabilities and causes of action asserted against the Bank on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgaged Properties, this Mortgage or any of the Secured Indebtedness, except for the Bank’s willful misconduct or gross negligence.

3.11 Additional Documents. Whenever reasonably requested by the Bank, Mortgagor will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances (including transfer orders, division orders and all such other documents as may from time to time be required by pipe line companies or other purchasing parties) and will promptly do or cause to be done all such other and further things as may reasonably be deemed by the Bank to be necessary, expedient or advisable in order to better and more fully preserve or vest in the Bank all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Mortgage, or by any other instrument delivered simultaneously or pursuant hereto.

3.12 Condemnation Awards. If at any time all or any portion of the Mortgaged Properties is taken or damaged under the power of eminent domain, the award received by condemnation proceedings for any property so taken or any payment received in lieu of such condemnation proceedings shall be paid directly to the Bank as agent for Mortgagor. All or any portion of such award or payment, at the option of the Bank, will be applied to the Secured Indebtedness in payment of the last maturing installments of the Secured Indebtedness or will be paid over, wholly or in part, to Mortgagor for any purpose or object satisfactory to the Bank, provided that the Bank will not be obligated to see to the application of any amount paid over to Mortgagor. Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Properties, or any portion thereof, will notify the Bank of the pendency of such negotiations or proceedings. The Bank may participate in any such negotiations or proceedings, and Mortgagor from time to time will execute and deliver to the Bank all instruments requested by the Bank to permit such participation. Notwithstanding the foregoing, if after such condemnation the taking will not have a Material Adverse Effect upon the continued operation of the Mortgaged Properties and no Event of Default has occurred and is continuing, said sums shall be paid to Mortgagor for restoration of such Mortgaged Properties.

3.13 Inspection; Management. The Bank and any persons authorized by the Bank will have the right to enter and inspect the Mortgaged Properties during normal business hours and upon five (5) days prior written notice to Mortgagor. If at any time after the occurrence of an uncured event of default by Mortgagor in the performance of any of the terms, covenants or provisions of the this Mortgage, the Note or any other Loan Document, the management or maintenance of the Mortgaged Properties is determined by the Bank to be unsatisfactory, Mortgagor will employ, for the duration of such default, as managing agent of the Mortgaged Properties, any person from time to time reasonably designated or approved by the Bank.

3.14 Optional Performance by the Bank. If Mortgagor fails to perform any act or fails to take any action that such Mortgagor is required to perform or take hereunder or under any other Loan Document, or fails to pay any money that such Mortgagor is required to pay hereunder or under any other Loan Document, the Bank, after any applicable notice and cure periods, in such Mortgagor’s name or in the Bank’s name, may perform (but will not be obligated to perform or cause to be performed) such act or take such action or pay such money. Any expenses so incurred by the Bank and any money so paid by the Bank will be a demand obligation owing by Mortgagor, will bear interest from the date of making such payment until paid at the Default Rate, will be a part of the Secured Indebtedness and will be secured by this Mortgage and by any other instrument securing the Secured Indebtedness. The Bank, upon making such payment, will be subrogated to all of the rights of the Person receiving such payment.

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3.15 Release of Mortgaged Properties. Except as specifically provided in the Note or any other Loan Document, the Bank will not be required to release any of the Mortgaged Properties until all of the Secured Indebtedness has been paid in full. The Mortgaged Properties are hereby pledged to secure the total aggregate indebtedness and obligations of Mortgagor in favor of the Bank under the Loan Documents whether such indebtedness or obligations are now existing or hereafter incurred. On the occurrence of an Event of Default that is continuing under the Note or any other Loan Document or an event of default that is continuing as described in Article V of this Mortgage, the Bank may look to the Mortgaged Properties as collateral security for such other indebtedness and proceed to exercise the Bank’s rights to the remedies provided in the Note or any other Loan Document, including, but not limited to, the remedies described in this Mortgage.

3.16 Sale or Transfer of Mortgaged Properties. In the event of the sale, conveyance, mortgage or other transfer or encumbrance of all or any part of the Mortgaged Properties except as provided in this Mortgage and except for Permitted Liens, or a default under any of the terms of the Note or Article V below, which default is not cured within the applicable cure period the Bank shall be entitled to declare the indebtedness evidenced by the Note to be immediately due and payable and to exercise any or all of the Bank’s rights provided in the Note and the other Loan Documents.

ARTICLE IV.

ASSIGNMENT OF PRODUCTION

4.1 Assignment. For the purpose of additionally securing the payment of all of the Secured Indebtedness and to facilitate the discharge of all of the Secured Indebtedness, and as cumulative of any and all rights herein provided for, Mortgagor hereby warrants, bargains, conveys, sells, transfers, assigns, sets over and delivers unto the Bank all oil, gas, casinghead gas and other hydrocarbons produced from or allocated to the Mortgaged Properties which accrue on and after the date hereof to Mortgagor’s interest in the Mortgaged Properties and all proceeds from the sales thereof, and all accounts and contract rights under which such proceeds may arise, all such accounts and contract rights and proceeds being hereinafter referred to as the “Proceeds of Production.”

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4.2 Payment to the Bank. If an event of default specified in Article V hereof shall occur and is continuing, Mortgagor directs and instructs any and all purchasers of oil, gas, casinghead gas and other hydrocarbons produced or to be produced from or allocated to the Mortgaged Properties to pay directly to the Bank all of the Proceeds of Production accruing to Mortgagor’s interest in the Mortgaged Properties until such time as such purchasers have been furnished with evidence that all of the Secured Indebtedness has been paid. If an event of default specified in Article V hereof shall occur and is continuing, Mortgagor authorizes the Bank to receive and collect all sums of money derived from the Proceeds of Production assigned hereunder, and no purchaser of the production attributed to the Mortgaged Properties shall have any responsibility for the application of any funds paid to the Bank. The receipt by the Bank of monies so paid to the Bank will be a full and complete release, discharge and acquittance to any purchaser to the extent of all sums so paid. This Mortgage is and constitutes full and complete authority to or for any purchasers of any of the oil, gas, casinghead gas and other hydrocarbons produced from or allocated to said Mortgaged Properties, or any other Person liable therefor, to make payment to the Bank of Mortgagor’s proportionate part of the Proceeds of Production if an event of default specified in Article V hereof shall occur and is continuing. The office where the records of Mortgagor are kept with respect to the accounts and contract rights concerning the Mortgaged Properties is located at the address shown at Section 7.5 hereof, and Mortgagor agrees that the place where such records are kept will not be changed without prior written notification to the Bank. Upon reasonable request by the Bank, Mortgagor will provide the Bank with copies of all such records.

4.3 Trust Funds. If under any existing sales agreements, other than division orders or transfer orders, any Proceeds of Production are required to be paid by the purchaser to Mortgagor, so that under such existing agreements, payment cannot be made of such proceeds to the Bank, Mortgagor’s interest in all Proceeds of Production under such sales agreements and all other Proceeds of Production which may be paid to Mortgagor for any reason will, upon the occurrence of an event of default that is continuing as specified in Article V hereof and upon written request by Bank to Mortgagor, constitute trust funds in Mortgagor’s hands when received by Mortgagor and will be paid over immediately to the Bank.

4.4 Change of Connection. Should any Person now or hereafter purchasing or taking oil, gas, casinghead gas and other hydrocarbons attributed to the Mortgaged Properties, or allocated thereto, fail to make payment promptly to the Bank of the Proceeds of Production following written request by Bank to any such Person upon the occurrence of an event of default that is continuing as specified in Article V hereof, the Bank will have the right to make or require Mortgagor to make a change of connection as respects the interests of Mortgagor and will have the right to designate or approve the purchaser with whose facilities a new connection shall be made, without liability or responsibility in connection therewith so long as ordinary care is used in making such designations. Mortgagor shall pay to the Bank, on demand in writing from the Bank, upon the occurrence of an event of default that is continuing as specified in Article V hereof, the amount of any Proceeds of Production not promptly paid to the Bank by any person having responsibility therefor.

4.5 Optional Payment to Mortgagor. Notwithstanding anything to the contrary contained in Sections 4.1 and 4.2, the Bank hereby authorizes and directs (subject to revocation as provided in this Mortgage) each purchaser of oil, gas, casinghead gas or other hydrocarbons produced from or allocated to the Mortgaged Properties to make payment of the Proceeds of Production to Mortgagor unless and until an event of default specified in Article V has occurred and is continuing and such purchaser shall receive written notice from Bank to the effect that further payments of such Proceeds of Production shall be discontinued whereupon, from and after the date of receipt of such notice, all payments by such purchaser of the Proceeds of Production shall be made directly to Bank as otherwise provided in this Article IV. The payment of the Proceeds of Production to Mortgagor as aforesaid will not affect or impair the Bank’s right thereafter to retain in full all such payments or in anywise impair or affect the lien or security interest of this Mortgage and the priority thereof or any of the Bank’s rights hereunder or the amount of the Secured Indebtedness.

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4.6 No Liability for Collection. The Bank is hereby absolved from any liability for failure to enforce collection of Proceeds of Production and all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received. Mortgagor will indemnify and hold the Bank harmless from any and all liabilities, actions, claims, judgments, costs, expenses, charges and attorneys’ fees by reason of the assertion that the Bank received, either before or after the payment in full of the Secured Indebtedness, funds from the production of oil, gas, casinghead gas and other hydrocarbons claimed by third Persons, except for the Bank’s willful misconduct or negligence. The Bank will have the right to defend against any such claims or actions, employing attorneys of the Bank’s selection. If the Bank is not furnished with indemnity satisfactory to the Bank in accordance with the terms of this Section 4.6, the Bank will have the right to compromise and adjust any such claims and actions, and judgments rendered in connection therewith. In addition to the right of indemnity as herein provided, all amounts paid by the Bank in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys’ fees and other expenses of every character incurred by the Bank pursuant to the provisions of this Section 4.6 will (i) be a demand obligation owing by Mortgagor, (ii) bear interest from date of expenditure until paid at the Default Rate, (iii) be part of the Secured Indebtedness, and (iv) be secured by this Mortgage and by any other instrument securing the Secured Indebtedness. Nothing contained herein will in any manner be construed to limit or diminish any one or more of Mortgagor’s liability according to the terms of this Mortgage, the Note, or any other Loan Document, nor to relieve Mortgagor from the performance of any of the covenants or obligations as set forth in this Mortgage, the Note, or any other Loan Document, or any other agreements creating or securing the Secured Indebtedness.

4.7 Mortgagor Obligation. Nothing herein contained shall detract from or limit the absolute obligation of Mortgagor to make prompt payment (within the applicable cure period) of all Secured Indebtedness when and as the same becomes due in accordance with the terms of the Loan Documents regardless of whether the Proceeds of Production herein assigned are sufficient to pay the same until such time as the Secured Indebtedness is paid in full, and the rights of this assignment shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of the Secured Indebtedness.

ARTICLE V.

DEFAULT

Either of the terms “default” or “event of default” as used in this Mortgage will mean the occurrence of any of the following events:

5.1 Nonpayment. The failure of Mortgagor to make payment of the Secured Indebtedness or of any installment of principal or interest or any part thereof, as the same become due and payable in accordance with the terms of the Loan Documents and such failure continues for a period of three (3) business days after Mortgagor’s receipt of written notice from the Bank specifying such failure, except in the case of principal and interest payments due under the Note, in which case, such failure shall continue for a period of two (2) days after the date when due in accordance with the terms of the Note.

5.2 Breach of Provision. The failure of Mortgagor to observe, keep or perform any covenant, agreement or condition provided in this Mortgage or any other Loan Document required to be observed, kept or performed and such failure could be reasonably expected to have a material adverse effect and continues for a period of thirty (30) days after Mortgagor’s receipt of written notice of such failure from the Bank.

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5.3 Failure of Mortgage Lien. If the lien and priority of this Mortgage are not fully maintained at all times, or if Mortgagor is found or adjudged not to be lawfully seized of any right, title, interest or estate herein covenanted or warranted to be held or owned by Mortgagor, or if Mortgagor is found or adjudged not to have good right and lawful authority to encumber the Mortgaged Properties or any part thereof, as herein provided, or if the lien of this Mortgage ceases to be prior to any other lien in or covering any of the Mortgaged Properties, except a Permitted Lien and such failure shall continue for a period of thirty (30) days after Mortgagor’s receipt of a written notice from the Bank specifying such failure.

5.4 Breach of Warranty. Any representation or warranty made by Mortgagor in this Mortgage or any of the other Loan Documents is untrue in any material respect when made and such misrepresentation or breach of warranty could reasonably be expected to have a Material Adverse Effect.

5.5 Section 1843(c) Notice. Mortgagor shall deliver a notice described in 42 Pa. Cons. Stat. § 8143(c) limiting the amount of indebtedness that may be secured by this Mortgage.

5.6 Event of Default. The occurrence of any Event of Default that is continuing under any Loan Document.

ARTICLE VI.

REMEDIES AND RELATED PROVISIONS

If a default or an event of default specified in Article V hereof shall have occurred and be continuing, the Bank will have the option of declaring all of the Secured Indebtedness to be immediately due and payable, and the Bank will have any and all of the following remedies:

6.1 Possession. The Bank may take possession of the Mortgaged Properties or any part thereof (Mortgagor agreeing to give immediate peaceable possession to the Bank or the Bank’s designee) and collect and maintain, operate or control the same, and may apply all or any part of the income and proceeds to the payment of any development, operation or maintenance expense incident to any order of application as the Bank may elect; provided that in the event of any dispute or question whatsoever concerning such income and proceeds or the application thereof, the Bank may hold the same in a special account without interest until such dispute or question is finally settled to the Bank’s satisfaction. If the Bank elects to collect such income and proceeds upon an event of default that has occurred and is continuing, this Mortgage will constitute full and complete authority to any purchaser of oil, gas, casinghead gas or other hydrocarbons from the Mortgaged Properties or allocated thereto, or any part thereof, to deliver directly to the Bank all proceeds from the sale of such products, and notice hereof of such uncured default, without the requirement of anything more, will constitute an unqualified order on such purchaser to make such delivery. Every such purchaser is hereby authorized and directed to accept as sufficient the Bank’s written statement to the effect that a default or an event of default has occurred and is continuing hereunder and that the Bank is entitled to such proceeds; and every such purchaser is hereby relieved from all responsibility with respect to the delivery of said proceeds or the Bank’s application thereof.

12

6.2 Judicial Foreclosure. The Bank may institute suit to foreclose the lien of this Mortgage in any court having jurisdiction. In any such suit, the Bank may, at the Bank’s option, apply for and shall be entitled, as a matter of right, to the appointment of a receiver to take possession and control of, operate, maintain and preserve the Mortgaged Properties or any part thereof, including the production and sale of all oil, gas, casinghead gas and other hydrocarbons, and to apply the proceeds from the sale of all such hydrocarbons to the Secured Indebtedness until the Secured Indebtedness and all costs are fully paid; and the receiver may be authorized to sell or dispose of all or any part of the Mortgaged Properties under orders of the court appointing such receiver. In the event of any foreclosure sale conducted pursuant to judicial proceedings, the Mortgaged Properties or any part thereof may be sold with or without appraisement as the Bank may elect, and such election may be exercised at any time prior to the entry of the decree of foreclosure. If the Bank elects to have the Mortgaged Properties sold without appraisement, then Mortgagor hereby expressly waives appraisement. The Bank may elect to have the Mortgaged Properties sold together or in separate parcels, and Mortgagor waives any and all rights which Mortgagor may have to insist on sale of the Mortgaged Properties in one unit or in separate parcels. If the highest bidder at any such sale becomes the purchaser, free of any right of Mortgagor to redeem or repurchase the Mortgaged Properties, the proceeds from such sale, after paying therefrom the costs advanced or incurred by the Bank in the foreclosure suit, including the costs of sale and any costs and expenses incurred in the operation of said property by a receiver appointed upon the application of the Bank, will be applied FIRST to the payment of all costs and expenses incurred by the Bank in the Bank’s operation of the Mortgaged Properties, if the same are so operated, and to the payment of any and all sums advanced by the Bank for the purpose of protecting the security, together with accrued but unpaid interest thereon at the Default Rate; SECOND to the payment of the Secured Indebtedness and other sums then secured hereby, including interest and attorneys’ fees, and THIRD to such other Persons in order of their priority as provided by law.

6.3 Remedies Cumulative. All remedies expressly provided for in this Mortgage are cumulative of any and all other remedies existing at law or in equity; and the Bank, in addition to the remedies herein provided, will be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and for the enforcement of the covenants herein. The foreclosure of the liens evidenced hereby and the resort to any remedy provided for hereunder or provided for by law or equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

13

6.4 Other Security. The Bank may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness in whole or in part and in such portions and in such order as may seem best to the Bank, in the Bank’s sole and uncontrolled discretion. Any failure by the Bank to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof will not be deemed to be a waiver of any of the terms and provisions hereof; and the Bank, notwithstanding any such failure, will have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Neither Mortgagor nor any other Person now or hereafter obligated for the payment of the whole or any part of the Secured Indebtedness will be relieved of such obligation by reason of (i) the failure of the Bank to comply with any request of Mortgagor or of any other Person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage, (ii) the release, regardless of consideration, of the whole or any part of the security held for the Secured Indebtedness, (iii) any agreement or stipulation between any subsequent owner or owners of the Mortgaged Properties, or (iv) the Bank’s extension, from time to time, of the time of payment or modification of the terms of the Mortgage without first having obtained the consent of such other Person. In the latter event, Mortgagor and all such other Persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification (provided Mortgagor consents in writing to such modification) unless expressly released and discharged in writing by the Bank. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Properties, the Bank may release the obligation of anyone at any time liable for any part of the Secured Indebtedness or any part of the security held for the Secured Indebtedness and may from time to time extend the time of payment or otherwise modify the terms of the Mortgage without, as to the security for the remainder thereof, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien, as security for the payment of the Secured Indebtedness. The holder of any subordinate lien will have no right to terminate any lease affecting the Mortgaged Properties, whether or not such lease is subordinate to this Mortgage.

ARTICLE VII.

OTHER PROVISIONS

7.1 Security Interest. This Mortgage is intended to constitute a security agreement with respect to the Mortgaged Properties and is also intended to constitute a financing statement filed as a fixture filing in accordance with the applicable provisions of the Pennsylvania Uniform Commercial Code upon any of the Mortgaged Properties that is or may become fixtures. This Mortgage shall cover all of the collateral described in this Mortgage and all proceeds of the collateral. This Mortgage is to be filed for record, among other places, in the real estate records of each county in which the Lands described in Exhibit “A” hereto, or any part thereof, are situated, and, when filed in such counties, shall be effective as a financing statement covering fixtures located on the Lands, and Hydrocarbons as and after they are extracted, and accounts arising from the sale of such extracted Hydrocarbons which are to be financed at the wellhead of each of the Wells located on the Lands. A photographic or other reproduction of this instrument shall be sufficient as a financing statement. The following information is accordingly included:

(a) the name of Mortgagor (debtor) is Zena Energy L.L.C.;

(b) the name of the Bank (secured party) is International Bank of Commerce;

(c) the address of the Bank (secured party) from which information may be obtained is 3817 N.W. Expressway, Suite 100, Oklahoma City, Oklahoma 73112;

(d) the mailing address of Mortgagor is 16 S. Pennsylvania Avenue, Oklahoma City, Oklahoma 73107;

(e) a description of the collateral is set forth in subparagraphs A. through G. inclusive following the granting clause beginning on page one of this Mortgage; and

(f) a legal description of the real estate to which the collateral is or may become fixed is set forth in the recorded documents listed on Exhibit “A” hereto.

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Mortgagor hereby authorizes the Bank to file one or more financing statements and such other documents as the Bank may from time to time require to perfect or continue the perfection of the Bank’s security interest in any of the Mortgaged Properties. Mortgagor shall pay all reasonable fees and costs that the Bank may incur in filing such documents in public offices and in obtaining such record searches as the Bank may reasonably require. In the event that Mortgagor fails to execute any documents for the perfection or continuation of any security interest upon the Bank’s request therefor, Mortgagor hereby irrevocably appoints the Bank as its true and lawful attorney-in-fact to execute any such documents on its behalf.

In addition to all other rights, powers, privileges and remedies, on the occurrence of one or more events of default specified in Article V as herein provided that is continuing, the Bank shall be entitled to exercise all of the rights, powers, privileges and remedies available to a secured party upon default under the Pennsylvania Uniform Commercial Code or the Uniform Commercial Code in effect in the state of the Mortgagor’s organization, as applicable.

7.2 Future Advances. This Mortgage shall secure all advances made under the Notes or this Mortgage in accordance with and as described in 42 Pa. Cons. Stat. § 8144. Without limiting the foregoing, this Mortgage shall secure unpaid balances of advances made with respect to any of the Mortgaged Properties for the payment of taxes, assessments, maintenance charges, insurance premiums, or costs incurred for the protection of any of the Mortgaged Properties or the lien of this Mortgage, and expenses incurred by the Bank by reason of default specified in Article V hereof by Mortgagor that is continuing.

7.3 Waiver and Partial Release. The Bank may at any time and from time to time in writing (i) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, (ii) consent to Mortgagor doing any act that Mortgagor is prohibited from doing under this Mortgage, or (iii) consent to Mortgagor failing to do any act which Mortgagor are required to do hereunder to the extent and in the manner specified in such writing. No such act will in any way impair the rights of the Bank hereunder, except to the extent specifically agreed to by the Bank in such writing. The lien and other security rights of the Bank hereunder will not be impaired by any indulgence, including but not limited to (i) any renewal, extension or modification which the Bank may grant with respect to any of the Secured Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which the Bank may grant in respect of any item of the Mortgaged Properties or any part thereof or interest therein or any of the Proceeds of Production, and (iii) any release or indulgence granted to any endorser, guarantor or surety of any of the Secured Indebtedness.

7.4 Possession Until Default; Defeasance. Unless a default specified in Article V hereof or an Event of Default in any other Loan Document occurs and is continuing, Mortgagor will retain full possession of the Mortgaged Properties, and will manage, operate, develop and use the same and every part thereof, subject, however, to the terms and provisions of this Mortgage.

15

7.5 Notices. Any notice, request or demand will be served by first class registered or certified mail as follows:

Mortgagor/Debtor:	Zena Energy L.L.C.
16 S. Pennsylvania Avenue
Oklahoma City, OK 73107
Attention: Jim Jones, Manager

with copies to:	Zena Energy L.L.C.
16 S. Pennsylvania Avenue
Oklahoma City, OK 73107
Attn: David M. Shear, General Counsel

Zena Energy L.L.C.
16 S. Pennsylvania Avenue
Oklahoma City, OK 73107
Attn: Tony M. Shelby, Vice President

Bank/Secured Party:	International Bank of Commerce
3817 N.W. Expressway, Suite 100
Oklahoma City, OK 73112
Attention: Kyle McElvaney

or at such address as either party designates for such purpose in a written notice to the other party hereto and shall be effective when deposited in the United States Mail, postage prepaid.

7.6 Binding Effect. All terms, conditions, covenants, warranties and agreements contained herein shall be binding on Mortgagor and Mortgagor’s successors and assigns and shall be deemed to be covenants running with the estate or in the land; and all said provisions shall likewise inure to the benefit of the Bank and the successors and assigns of the Bank.

7.7 Severability. The invalidity of any provision or provisions hereof shall not in any way affect the remaining provisions of this Mortgage.

7.8 Counterparts. This Mortgage is executed in numerous counterparts, all of which are identical and each of the counterparts shall be deemed an original and all counterparts together shall constitute one and the same instrument.

7.9 Construction. This Mortgage and the documents issued hereunder will be deemed to be a contract made under the Laws of the Commonwealth of Pennsylvania and will be construed in accordance with Pennsylvania Law, without regard to the conflict of laws provisions thereof. The descriptive headings of the paragraphs of this Mortgage are for convenience only and will not be used in the construction of the content of this Mortgage.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Mortgage has been executed and delivered as of the date first above written.

MORTGAGOR:

ZENA ENERGY L.L.C.

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

STATE OF Oklahoma      )

                                           ) ss:

COUNTY OF Oklahoma )

On this, the 1st day of February, 2013, before me, a Notary Public, the undersigned officer, personally appeared Jack E. Golsen, who acknowledged himself to be the Chairman of Zena Energy L.L.C., an Oklahoma limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Yvonne M. Quinnett
Notary Public

My Commission Expires:

CERTIFICATE OF RESIDENCE

I hereby certify that the precise and complete post office address of the within named Mortgagee is 3817 N.W. Expressway, Suite 100, Oklahoma City, Oklahoma County, Oklahoma 73112.

INTERNATIONAL BANK OF COMMERCE

By:	/s/ Kyle McElvaney
Kyle McElvaney, Senior Vice President

[Signature Page to Leasehold Mortgage, Security Agreement, Assignment and Fixture Filing]

Exhibit “A”

(see attached)

Exhibit “A”

Oil and Gas leases

LESSOR	PARCEL	Lease Gross Acres	Lease Date	Royalty Interest	Recording Instrument	Gross Lease NRI	Clearwater WI	Clearwater NRI	Clearwater Net Acres
Sherwood Farms, Ltd	27-071.0-013-00-00-00 as to this parcel and this parcel only	52.7231	3-Jul-07	0.12500000	2007-4887	0.80000000	0.10875000	0.08700000	5.733637125
Kenneth A Belcher	27-070.0-073-01-00-01 as to this parcel and this parcel only	1.2700	30-Oct-07	0.12500000	2008-0296	0.80000000	0.10875000	0.08700000	0.1381125
Charles E. McCarthy, Jr. and Patricia Ann McCarthy	13-084.0-057-00-00-00	180.0000	3-Nov-07	0.12500000	2008-2952	0.80000000	0.10875000	0.08700000	19.575
Slumber Valley, Inc. a Close corporation	13-084.0-035-00-00-00	64.0000	20-Nov-07	0.12500000	2008-2189	0.80000000	0.10875000	0.08700000	6.96
Ernest W. Lesher	27-071.0-144-00-00-00	74.1300	4-Dec-07	0.12500000	2008-0281	0.80000000	0.10875000	0.08700000	8.0616375
Phyllis Glenwright, a widow	27-071.0-064-00-00-00	18.4000	4-Dec-07	0.12500000	2008-0656	0.80000000	0.10875000	0.08700000	2.001
A. Russell Carney & Joan Carney, his wife	27-071.0-073-00-00-00	12.6300	15-Dec-07	0.12500000	2008-0263	0.80000000	0.10875000	0.08700000	1.3735125
Lawrence Talcott & Irene Talcott, his wife, et al	27-070.0-041-01-00-00	31.1500	21-Dec-07	0.12500000	2008-0635	0.80000000	0.10875000	0.08700000	3.3875625
Roy E. Prevost, a widower	27-071.0-084-01-00-00 (4.6 ac); 27-060.0-035-00-00-00 (156.5 ac); 27-071.0-174-00-00-00 (124 acres) except 33.5137 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, leaving 90.486 acres	156.5000	2-Jan-08	0.12500000	2008-0643	0.80000000	0.10875000	0.08700000	17.019375
Roy E. Prevost, a widower

27-071.0-084-01-00-00 (4.6 ac);

27-060.0-035-00-00-00 (156.5 ac);

27-071.0-174-00-00-00 (124 acres) except 33.5137 acres intended to be described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, later corrected and stipulated of record (leaving 90.4863 acres); and

27-071.0-170-00-00-00 (131.012 acres) except 33.3308 acres intended to be described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, later corrected and stipulated of record (leaving 92.6812 acres)

		90.4863	2-Jan-08	0.12500000	2008-0643	0.80000000	0.10875000	0.08700000	9.840385125
Roy E. Prevost, a widower	27-071.0-084-01-00-00 (4.6 ac); 27-060.0-035-00-00-00 (156.5 ac); 27-071.0-174-00-00-00 (124 acres) except 33.5137 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, leaving 90.486 acres	4.6000	2-Jan-08	0.12500000	2008-0643	0.80000000	0.10875000	0.08700000	0.50025
Roy E. Prevost, a widower

27-071.0-084-01-00-00 (4.6 ac);

27-060.0-035-00-00-00 (156.5 ac);

27-071.0-174-00-00-00 (124 acres) except 33.5137 acres intended to be described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, later corrected and stipulated of record (leaving 90.4863 acres); and

27-071.0-170-00-00-00 (131.012 acres) except 33.3308 acres intended to be described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7433, later corrected and stipulated of record (leaving 92.6812 acres)

		92.6812	2-Jan-08	0.12500000	2008-0643	0.80000000	0.10875000	0.08700000	10.0790805

Wayne L. Allen and Carol J. Allen, his wife	27-072.0-049-00-00-00	56.9000	8-Jan-08	0.12500000	2008-0648	0.80000000	0.10875000	0.08700000	6.187875
Estate of Mary F. Nardini, Lucas R. Nardini, Executor	27-060.0-032-00-00-00 of 212.1894 acres, less and except all lands South of Point X -76.0233601969999, Y 41.5535308280001, East to Point X -76.0231455739999, Y 41.5535125160001, leaving 41.093 acres	171.0964	16-Feb-08	0.12500000	2008-1479	0.80000000	0.10875000	0.08700000	18.6067335
Walter Anderson & Susan Anderson, his wife	27-070.0-047-00-00-00	25.2700	19-Feb-08	0.12500000	2008-3311	0.80000000	0.10875000	0.08700000	2.7481125
Henry C. Rahm, Jr. & Marilyn E. Rahm, his wife	27-070.0-040-00-00-00	6.2000	26-Feb-08	0.12500000	2008-1481	0.80000000	0.10875000	0.08700000	0.67425
Craig C. Head, Sr. and Elizabeth Mary Head, his wife	27-070.0-031-00-00-00	20.2000	28-Feb-08	0.12500000	2008-1478	0.80000000	0.10875000	0.08700000	2.19675
Eben Howard Harvey, III, a single man	27-070.0-073-04-00-00	10.8786	5-Mar-08	0.12500000	2008-3321	0.80000000	0.10875000	0.08700000	1.18304775
Elmer Herbert French, a single man	27-070.0-073-00-00-00	45.6200	7-Mar-08	0.12500000	2008-2673	0.80000000	0.10875000	0.08700000	4.961175
Richard Nichols, a/k/a Richard D. Nichols and Linda M. Nichols, his wife	27-070.0-032-00-00-00 (13.5 ac); 27-070.0-034-00-00-00 (14 ac), as to these parcels and these parcels only	13.5000	13-Mar-08	0.12500000	2008-3324	0.80000000	0.10875000	0.08700000	1.468125
Richard Nichols, a/k/a Richard D. Nichols and Linda M. Nichols, his wife	27-070.0-032-00-00-00 (13.5 ac); 27-070.0-034-00-00-00 (14 ac), as to these parcels and these parcels only	14.0000	13-Mar-08	0.12500000	2008-3324	0.80000000	0.10875000	0.08700000	1.5225
Harry Layaou, Sr. & Shirley M. Layaou, his wife	27-070.0-029-00-00-00 (4.8012 ac); 27-070.0-029-02-00-00 (8.6988 ac)	8.6988	19-Mar-08	0.12500000	2008-3345	0.80000000	0.10875000	0.08700000	0.9459945
Harry Layaou, Sr. & Shirley M. Layaou, his wife	27-070.0-029-00-00-00 (4.8012 ac); 27-070.0-029-02-00-00 (8.6988 ac)	4.8012	19-Mar-08	0.12500000	2008-3345	0.80000000	0.10875000	0.08700000	0.5221305
Estate of Thelma Spires a/k/a Thelma L. Spires, Elinor K. Spires, Executrix, and a single woman; Jack D. Spires and Lena M. Spires, his wife; Gary M. Spires and Marlene Spires, his wife	27-070.0-029-01-00-00	12.5000	22-Mar-08	0.12500000	2008-3347	0.80000000	0.10875000	0.08700000	1.359375
Estate of Margaret Rita Janson a/k/a Margaret R. Janson, Kenneth Gerard Janson and Robert Gerard Janson, Co-Executors	27-070.0-037-00-00-00	15.1000	27-Mar-08	0.12500000	2008-3316	0.80000000	0.10875000	0.08700000	1.642125
Horace S. Goodshall, Jr and Patricia A. Godshall, husband and wife	27-060.0-047-00-00-00	64.0800	28-Mar-08	0.15000000	2008-3653	0.80000000	0.10875000	0.08700000	6.9687
Cindy Coolbaugh f/k/a Cindy Harvey & Raymond Coolbaugh, her husband	27-070.0-073-04-00-00	10.8786	29-Mar-08	0.12500000	2008-3545	0.80000000	0.10875000	0.08700000	1.18304775
Michael D. Shepherd Jr. & Annette M. Shepherd, his wife	27-060.0-042-00-00-00	3.3800	9-Apr-08	0.12500000	2008-3325	0.80000000	0.10875000	0.08700000	0.367575
William E. Schaffer, III, & Kimberly Ann Schaffer, his wife and William E. Schaffer, Jr. & Sherry E. Schaffer, his wife	27-060.0-024-00-00-00	8.3600	15-Apr-08	0.12500000	2008-3346	0.80000000	0.10875000	0.08700000	0.90915
John W Mathews & Thelma A. Mathews, his wife	27-060.0-047-01-00-00	2.0000	15-Apr-08	0.12500000	2008-3318	0.80000000	0.10875000	0.08700000	0.2175
Charles Gardecki & Jean Gardecki,his wife	27-060.0-043-00-00-00	16.0000	15-Apr-08	0.12500000	2009-4521	0.80000000	0.10875000	0.08700000	1.74
Linda L. Webber, a single woman	27-071.0-067-00-00-00	1.2400	18-Apr-08	0.12500000	2008-3309	0.80000000	0.10875000	0.08700000	0.13485
John D Bartron and Donna G Bartron, his wife	27-060.0-030-01-00-00	3.7000	19-Apr-08	0.12500000	2008-3323	0.80000000	0.10875000	0.08700000	0.402375

Dennis Sharer and Jolene Sharer, husband and wife	13-084.0-045-01-00-00	4.4912	2-May-08	0.15000000	2008-5535	0.80000000	0.10875000	0.08700000	0.488418
Heather A. Vieczorek, a single woman, and Lyle B. Jones, a single man, joint tenants with right of survivorship	27-070.0-043-00-00-00	6.5800	3-May-08	0.12500000	2008-3354	0.80000000	0.10875000	0.08700000	0.715575
Dolores E. McConnell, a married woman doing business in her sole and separate property and James F. McConnell, her husband	26-072.0-057-00-00-00	130.0000	5-May-08	0.15000000	2008-4349	0.80000000	0.10875000	0.08700000	14.1375
Ralph Carrier and Brenda Carrier, his wife	27-070.0-035-00-00-00	1.0000	5-May-08	0.12500000	2008-3303	0.80000000	0.10875000	0.08700000	0.10875
Alicia D Becker	26-072.0-057-00-00-00	130.0000	5-May-08	0.15000000	2008-4350	0.80000000	0.10875000	0.08700000	14.1375
Scott W Hayward & Samantha F Hayward, his wife	27-070.0-070-02-00-00	2.5796	5-May-08	0.12500000	2008-3349	0.80000000	0.10875000	0.08700000	0.2805315
James T Hodick, Anita R. Hodick, his wife	27-060.0-049-00-00-00	4.8600	6-May-08	0.12500000	2008-3319	0.80000000	0.10875000	0.08700000	0.528525
Barbara Harper, a single woman	27-060.0-044-00-00-00	3.9200	7-May-08	0.12500000	2008-3320	0.80000000	0.10875000	0.08700000	0.4263
C. Ronald Burr, a married man dealing with his sole and separate property	13-084.0-045-00-00-00	37.5000	28-May-08	0.15000000	2008-6868	0.79000000	0.10875000	0.08568976	4.078125
David A. Ide & Sandra M. Ide, his wife	27-070.0-030-00-00-00	16.8000	28-May-08	0.15000000	2008-5616	0.80000000	0.10875000	0.08700000	1.827
Bruce W. Overfield and Anna Overfield, his wife	27-071.0-165-00-00-00	14.5000	5-Jun-08	0.15000000	2008-4876	0.80000000	0.10875000	0.08700000	1.576875
Bruce W. Overfield, a married man doing business in his sole and separate property	27-071.0-149-00-00-00	1.0000	5-Jun-08	0.15000000	2008-5052	0.80000000	0.10875000	0.08700000	0.10875
Joan A. Johnson a single person	27-070.0-070-03-00-00	1.9941	2-Jul-08	0.15000000	2008-5298	0.80000000	0.10875000	0.08700000	0.216858375
Wyoming County Self Storage	27-071.0-077-00-00-00	11.1030	2-Jul-08	0.15000000	2008-5276	0.80000000	0.10875000	0.08700000	1.20745125
Michael C. Bray	27-070.0-046-00-00-00	7.8500	5-Jul-08	0.12500000	2009-4511	0.80000000	0.10875000	0.08700000	0.8536875
Kenneth Burton Squire, a widower	27-060.0-046-00-00-00	24.6125	11-Nov-08	0.12500000	2009-0072	0.79000000	0.10875000	0.08591250	2.676609375
Patricia Rose Spencer & Scott Spencer, her husband	27-060.0-046-00-00-00	24.6125	11-Nov-08	0.12500000	2009-0071	0.79000000	0.10875000	0.08591250	2.676609375
Donald L. James and Gail G. James	13-085.0-022-00-00-00-00 (62.82 ac) & 13-071.0-001-01-00-00 (16.37 ac)	16.3700	18-Sep-08	0.17000000	2008-5855	0.82000000	0.10875000	0.08917500	1.7802375
Ronald Vieczorek, Sandra Vieczorek	13-084.0-054-00-00-00	1.8500	18-Sep-08	0.17000000	2008-5836	0.82000000	0.10875000	0.08917500	0.2011875
Donald L. James and Gail G. James	13-085.0-022-00-00-00-00 (62.82 ac) & 13-071.0-001-01-00-00 (16.37 ac)	62.8200	18-Sep-08	0.17000000	2008-5855	0.82000000	0.10875000	0.08917500	6.831675
Patrick & Jean Sill	27-072.0-051-01-00-00	3.2100	18-Sep-08	0.17000000	2008-5864	0.82000000	0.10875000	0.08917500	0.3490875
Mark Ivey & Alicia Ivey	13-070.0-062-00-00-00	6.2800	18-Sep-08	0.17000000	2008-6648	0.82000000	0.10875000	0.08917500	0.68295
Brendan J. Vanston and Helen R. Vanston	27-071.0-085-00-00-00	42.3880	18-Sep-08	0.17000000	2008-5860	0.82000000	0.10875000	0.08917500	4.609695
Leo J. Vas Korlis	13.084.0-041-00-00-00 (13.8665 ac) & 13-084.0-042-00-00-00 (1.6750 ac)	1.6750	18-Sep-08	0.17000000	2008-5837	0.82000000	0.10875000	0.08917500	0.18215625
Richard L. Williams	13.071.0-011-00-00-00 (1.02 ac), 13-084.0-056-00-00-00 (7.8710 ac), 27.070.0-048-00-00-00 (32.6911 ac)	1.0200	18-Sep-08	0.17000000	2008-5834	0.82000000	0.10875000	0.08917500	0.110925
Richard L. Williams	13.071.0-011-00-00-00 (1.02 ac), 13-084.0-056-00-00-00 (7.8710 ac), 27.070.0-048-00-00-00 (32.6911 ac)	7.8710	18-Sep-08	0.17000000	2008-5834	0.82000000	0.10875000	0.08917500	0.85597125
Richard L. Williams	13.071.0-011-00-00-00 (1.02 ac), 13-084.0-056-00-00-00 (7.8710 ac), 27.070.0-048-00-00-00 (32.6911 ac)	32.6911	18-Sep-08	0.17000000	2008-5834	0.82000000	0.10875000	0.08917500	3.555157125
Sarah Hartman	27-071.0-075-02-00-00	4.8500	18-Sep-08	0.17000000	2008-5817	0.82000000	0.10875000	0.08917500	0.5274375
Estate of Leo J. Griffith, Gail G. James, Executrix	13-071.0-001-00-00-00	55.7700	18-Sep-08	0.17000000	2008-5818	0.82000000	0.10875000	0.08917500	6.0649875

Chris S. & Cynthia F. Ferris	13-084.0-045-02-00-00	12.0000	18-Sep-08	0.17000000	2008-5819	0.82000000	0.10875000	0.08917500	1.305
Leo J. Vas Korlis	13.084.0-041-00-00-00 (13.8665 ac) & 13-084.0-042-00-00-00 (1.6750 ac)	13.8665	18-Sep-08	0.17000000	2008-5837	0.82000000	0.10875000	0.08917500	1.507981875
James S. Lawson and Linda J. Lawson	27-071.0-075-08-00-00 (4.84 ac), 27-071.0-075-09-00-00 (4.85 ac) & 27-071.0-075-04-00-00 (4.85 ac)	4.8500	18-Sep-08	0.17000000	2008-5842	0.82000000	0.10875000	0.08917500	0.5274375
Gary G. Keeney and Susan M. Keeney	13-084.0-040-00-00-00	0.4880	18-Sep-08	0.17000000	2008-6653	0.82000000	0.10875000	0.08917500	0.05307
Gerald T. Jenkins	27-071.0-182-00-00-00 (144.61 acres), except 137.4727 acres described (incorrectly as part of 27-071.0-185-05-00-00) in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7434, leaving 7.1473 acres	7.1473	18-Sep-08	0.17000000	2008-5854	0.82000000	0.10875000	0.08917500	0.777268875
Daniel Radgoski and Robert M. Radgoski	13-084.0-049-00-00-00	2.7000	18-Sep-08	0.17000000	2008-6683	0.82000000	0.10875000	0.08917500	0.293625
Gene Coolbaugh and Sally A. Coolbaugh	27-071.0-074-00-00-00 (5.542 ac) & 27-071.0-075-01-00-00 (4.85 ac)	4.8500	18-Sep-08	0.17000000	2008-5814	0.82000000	0.10875000	0.08917500	0.5274375
Gene Coolbaugh and Sally A. Coolbaugh	27-071.0-074-00-00-00 (5.542 ac) & 27-071.0-075-01-00-00 (4.85 ac)	5.5420	18-Sep-08	0.17000000	2008-5814	0.82000000	0.10875000	0.08917500	0.6026925
Raymond G. Buckingham & Carol A. Buckingham	13-070.0-051-00-00-00 (1.88 ac), 13-070.0-052-00-00-00 (3.835 ac)	3.8350	18-Sep-08	0.17000000	2008-6688	0.82000000	0.10875000	0.08917500	0.41705625
Raymond G. Buckingham & Carol A. Buckingham	13-070.0-051-00-00-00 (1.88 ac), 13-070.0-052-00-00-00 (3.835 ac)	1.8800	18-Sep-08	0.17000000	2008-6688	0.82000000	0.10875000	0.08917500	0.20445
Bertha Brink, Donna B. Harvey Power of Attorney	27-071.0-075-00-00-00	4.8500	18-Sep-08	0.17000000	2008-6799	0.82000000	0.10875000	0.08917500	0.5274375
Terry J. Kerr, Linda M. Kerr	13-071.0-005-00-00-00	2.2650	18-Sep-08	0.17000000	2008-5852	0.82000000	0.10875000	0.08917500	0.24631875
Bradley M. Ball	13-084.0-046-00-00-00	1.0000	18-Sep-08	0.17000000	2008-5824	0.82000000	0.10875000	0.08917500	0.10875
James S. Lawson and Linda J. Lawson	27-071.0-075-08-00-00 (4.84 ac), 27-071.0-075-09-00-00 (4.85 ac) & 27-071.0-075-04-00-00 (4.85 ac)	4.8400	18-Sep-08	0.17000000	2008-5842	0.82000000	0.10875000	0.08917500	0.52635
James S. Lawson and Linda J. Lawson	27-071.0-075-08-00-00 (4.84 ac), 27-071.0-075-09-00-00 (4.85 ac) & 27-071.0-075-04-00-00 (4.85 ac)	4.8500	18-Sep-08	0.17000000	2008-5842	0.82000000	0.10875000	0.08917500	0.5274375
Henry L. Marlatt Beverly A. Marlatt	27-071.0-215-00-00-00	8.2590	18-Sep-08	0.17000000	2008-5838	0.82000000	0.10875000	0.08917500	0.89816625
Penns Best, Inc.	13-071.0-006-02-00-00 (20.00 ac), 13-071.0-006-01-00-00 (3.6788 ac), 13-071.0-006-01-00-01 (5.2374 ac), 27-071.0-063-01-00-01 (20.5971 ac)	3.6788	18-Sep-08	0.17000000	2008-5868	0.82000000	0.10875000	0.08917500	0.4000695
Penns Best, Inc.	13-071.0-006-02-00-00 (20.00 ac), 13-071.0-006-01-00-00 (3.6788 ac), 13-071.0-006-01-00-01 (5.2374 ac), 27-071.0-063-01-00-01 (20.5971 ac)	5.2374	18-Sep-08	0.17000000	2008-5868	0.82000000	0.10875000	0.08917500	0.56956725
Penns Best, Inc.	13-071.0-006-02-00-00 (20.00 ac), 13-071.0-006-01-00-00 (3.6788 ac), 13-071.0-006-01-00-01 (5.2374 ac), 27-071.0-063-01-00-01 (20.5971 ac)	20.0000	18-Sep-08	0.17000000	2008-5868	0.82000000	0.10875000	0.08917500	2.175
Penns Best, Inc	13-071.0-006-02-00-00 (20.00 ac), 13-071.0-006-01-00-00 (3.6788 ac), 13-071.0-006-01-00-01 (5.2374 ac), 27-071.0-063-01-00-01 (20.5971 ac)	20.5971	18-Sep-08	0.17000000	2008-5868	0.82000000	0.10875000	0.08917500	2.239934625
David J. Brown and Sally A. Steele	27-071.0-081-00-00-00	34.8242	18-Sep-08	0.17000000	2008-6702	0.82000000	0.10875000	0.08917500	3.78713175
Eric A. Brown	27-072.0-051-00-00-00	3.1000	18-Sep-08	0.17000000	2008-5859	0.82000000	0.10875000	0.08917500	0.337125
James J. Campo	27-071.0-145-02-00-00	13.9199	19-Sep-08	0.17000000	2008-6690	0.82000000	0.10875000	0.08917500	1.513789125
Vera E. Blaisure	13-084.0-038-00-00-00	0.7500	19-Sep-08	0.17000000	2008-6687	0.82000000	0.10875000	0.08917500	0.0815625
Richard J. Burgess	13-084.0-051-00-00-00	42.6840	19-Sep-08	0.17000000	2008-5858	0.82000000	0.10875000	0.08917500	4.641885
Barbara J Yurksza and James Yurksza	27-071-0-203-00-00-00	0.5000	19-Sep-08	0.17000000	2008-6682	0.82000000	0.10875000	0.08917500	0.054375
Nicholas G. Cona and Cindy S. Cona	27-071.0-217-00-00-00	5.2600	19-Sep-08	0.17000000	2008-6692	0.82000000	0.10875000	0.08917500	0.572025
Malcolm Corby, Doris Corby	13-084.0-047-00-00-00 (.874 ac); 13-084.0-048-00-00-00 (.5 ac)	0.8740	19-Sep-08	0.17000000	2008-5825	0.82000000	0.10875000	0.08917500	0.0950475
Malcolm Corby, Doris Corby	13-084.0-047-00-00-00 (.874 ac); 13-084.0-048-00-00-00 (.5 ac)	0.5000	19-Sep-08	0.17000000	2008-5825	0.82000000	0.10875000	0.08917500	0.054375
Lester Puterbaugh Jr.	27-070.0-073-01-00-00	3.0000	19-Sep-08	0.17000000	2008-6710	0.82000000	0.10875000	0.08917500	0.32625

Terry E. Puterbaugh & Luella M. Gates	27-070.0-073-03-00-00	3.5000	19-Sep-08	0.17000000	2008-6645	0.82000000	0.10875000	0.08917500	0.380625
Thomas G Stark	27-084.0-006-00-00-00 (175.7 acres) except 96.5468 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7455, leaving 79.1532 acres	79.1532	19-Sep-08	0.17000000	2008-5863	0.82000000	0.10875000	0.08917500	8.6079105
Barbara Reel, John Wisniewski, Andrena Reese, Cynthia Weber and Teresa Hutchinson by Andrena P. Reese, Power of Attorney	27-071.0-159-00-00-00	323.1200	19-Sep-08	0.17000000	2008-6824	0.82000000	0.10875000	0.08917500	35.1393
Wayne L. Johnston, Tina Johnston, Richard S. Johnston and Lindsey Johnston	13-071.0-001-02-00-00	90.9300	25-Sep-08	0.17000000	2008-6713	0.82000000	0.10875000	0.08917500	9.8886375
William M. Ruark a/k/a William Ruark	27-071.0-063-00-00-00 (189 ac), 27-071.0-076-00-00-00 (121.701 ac), 27-071.0-063-01-00-02 (4 ac)	189.0000	1-Dec-08	0.17000000	2008-6821	0.82000000	0.10875000	0.08917500	20.55375
Sybilla Ruark	27-071.0-063-01-00-00	10.7700	1-Dec-08	0.17000000	2009-0008	0.82000000	0.10875000	0.08917500	1.1712375
William M. Ruark a/k/a William Ruark	27-071.0-063-00-00-00 (189 ac), 27-071.0-076-00-00-00 (121.701 ac), 27-071.0-063-01-00-02 (4 ac)	4.0000	1-Dec-08	0.17000000	2008-6821	0.82000000	0.10875000	0.08917500	0.435
William M. Ruark a/k/a William Ruark	27-071.0-063-00-00-00 (189 ac), 27-071.0-076-00-00-00 (121.701 ac), 27-071.0-063-01-00-02 (4 ac)	121.7010	1-Dec-08	0.17000000	2008-6821	0.82000000	0.10875000	0.08917500	13.23498375
Mark A. Holgate & Dorothy C. Holgate, husband and wife	27-071.0-071-00-00-00	3.7838	5-Aug-09	0.12500000	2009-6303	0.80000000	0.10875000	0.08700000	0.41148825
Brent Woodruff & Lourine Woodruff, husband and wife	27-071.0-063-09-00-00	2.0000	10-Aug-09	0.12500000	2009-8623	0.80000000	0.10875000	0.08700000	0.2175
Pamela S. Phillipa f/k/a Pamela S. Sariff and Donald E Phillips, wife and husband	27-071.0-068-00-00-00	0.6852	14-Aug-09	0.12500000	2009-6745	0.80000000	0.10875000	0.08700000	0.0745155
Art Sheffler, widowed	27-070.0-068-00-00-00	2.3089	25-Sep-08	0.15000000	2008-6458	0.80000000	0.10875000	0.08700000	0.251092875
Steven D. Stonier & Louann Stonier, his wife	26-059.0-218-01-00-00	12.4400	24-Sep-09	0.20000000	2010-0777	0.80000000	0.10875000	0.08700000	1.35285
Virgil J. Colavitti & Phyllis A. Colavitti, his wife	26-059.0-218-00-00-00	14.3600	24-Sep-09	0.20000000	2010-0778	0.80000000	0.10875000	0.08700000	1.56165
Samuel B. Herring & Ruth Herring, his wife	26-059.0-219-06-00-00	4.2000	24-Sep-09	0.20000000	2010-0401	0.80000000	0.10875000	0.08700000	0.45675
S. Brooks Price and Wanda W. Price and W. Kenneth Price and Alice B. Price	26-072.0-144-00-00-00 (7.814 ac); 26-072.0-141-00-00-00 (3.15 ac)	3.1500	24-Sep-09	0.20000000	2010-3666	0.80000000	0.10875000	0.08700000	0.3425625
S. Brooks Price and Wanda W. Price and W. Kenneth Price and Alice B. Price	26-072.0-144-00-00-00 (7.814 ac); 26-072.0-141-00-00-00 (3.15 ac)	7.8140	24-Sep-09	0.20000000	2010-3666	0.80000000	0.10875000	0.08700000	0.8497725
Jean Shoemaker, married and Paula Zenger, married and Michael Custer, married	26-072.0-059-00-00-00 (37.2 ac); 26-072.0-059-01-00-00 (6.94 ac)	6.9400	24-Sep-09	0.20000000	2010-0798	0.80000000	0.10875000	0.08700000	0.754725
Duane E. Adams	13-070.0-065-00-00-00 (2.4 ac) and 13-070.0-066-00-00-00 (.4 ac), as to these parcels and these parcels only	2.4000	24-Sep-09	0.20000000	2010-0565	0.80000000	0.10875000	0.08700000	0.261
Sally A. Steele, married and Susan E. Steele, single, JTROS	26-072.0-135-00-00-00	2.0480	24-Sep-09	0.20000000	2010-0489	0.80000000	0.10875000	0.08700000	0.22272
Jean Shoemaker, married and Paula Zenger, married and Michael Custer, married	26-072.0-059-00-00-00 (37.2 ac); 26-072.0-059-01-00-00 (6.94 ac)	37.2000	24-Sep-09	0.20000000	2010-0798	0.80000000	0.10875000	0.08700000	4.0455
Christopher L. Colavitti & Lisa A. Colavitti, his wife	26-059.0-219-04-00-00	15.3700	24-Sep-09	0.20000000	2010-0399	0.80000000	0.10875000	0.08700000	1.6714875
Williams J. Ivey & Gloria M. Ivey, his wife	13-070.0-054-00-00-00	1.9160	24-Sep-09	0.20000000	2010-0899	0.80000000	0.10875000	0.08700000	0.208365

Arthur W. Ball & Georgia Ball, his wife	26-059.0-219-08-00-00	4.7800	24-Sep-09	0.20000000	2010-2315	0.80000000	0.10875000	0.08700000	0.519825
Duane E. Adams	13-070.0-065-00-00-00 (2.4 ac) and 13-070.0-066-00-00-00 (.4 ac), as to these parcels and these parcels only	0.4000	24-Sep-09	0.20000000	2010-0565	0.80000000	0.10875000	0.08700000	0.0435
Randy Scott Corby ,single	13-084.0-050-00-00-00	1.0000	24-Sep-09	0.20000000	2010-3802	0.80000000	0.10875000	0.08700000	0.10875
Brendan J. Vanston and Helen R. Vanston, his wife	27-060.0-056-00-00-00 (13.44 ac); 27-071.0-136-00-00-00 (2.81 ac); 27-071.0-155-00-00-00 (4.02 ac); 27-071.0-156-00-00-00 (30 69 ac)	30.6900	25-Sep-09	0.20000000	2010-0518	0.80000000	0.10875000	0.08700000	3.3375375
Brendan J. Vanston and Helen R. Vanston, his wife	27-060.0-056-00-00-00 (13.44 ac); 27-071.0-136-00-00-00 (2.81 ac); 27-071.0-155-00-00-00 (4.02 ac); 27-071.0-156-00-00-00 (30 69 ac)	4.0200	25-Sep-09	0.20000000	2010-0518	0.80000000	0.10875000	0.08700000	0.437175
Brendan J. Vanston & Helen R Vanston, his wife	27-060.0-056-00-00-00 (13.44 ac); 27-071.0-136-00-00-00 (2.81 ac); 27-071.0-155-00-00-00 (4.02 ac); 27-071.0-156-00-00-00 (30 69 ac)	13.4400	25-Sep-09	0.20000000	2010-0518	0.80000000	0.10875000	0.08700000	1.4616
Ralph Sikos & Linda Sikos	26-059.0-219-03-00-00	2.6000	25-Sep-09	0.20000000	2010-1481	0.80000000	0.10875000	0.08700000	0.28275
Brendan J. Vanston and Helen R. Vanston, his wife	27-060.0-056-00-00-00 (13.44 ac); 27-071.0-136-00-00-00 (2.81 ac); 27-071.0-155-00-00-00 (4.02 ac); 27-071.0-156-00-00-00 (30 69 ac)	2.8100	25-Sep-09	0.20000000	2010-0518	0.80000000	0.10875000	0.08700000	0.3055875
Daniel L Pope & Jean S. Pope, his wife	27-060.0-053-00-00-00	12.9000	25-Sep-09	0.20000000	2010-0260	0.80000000	0.10875000	0.08700000	1.402875
William C. Boehmer & Katherine L. Boehmer, his wife	26-059.0-221-00-00-00	5.7500	26-Sep-09	0.20000000	2010-0400	0.80000000	0.10875000	0.08700000	0.6253125
Gary Custer; Linda Custer; Scott Custer and Alma Custer	26-059.0-220-00-00-00 (50.18 ac); 26-059.0-216-00-00-00 (16 ac), as to these parcels and these parcels only	16.0000	26-Sep-09	0.20000000	2010-4406	0.80000000	0.10875000	0.08700000	1.74
James R. Thomas, Sr. & Nancy G. Thomas	26-059.0-219-05-00-00	4.5700	26-Sep-09	0.20000000	2010-0323	0.80000000	0.10875000	0.08700000	0.4969875
Gary Custer; Linda Custer; Scott Custer and Alma Custer	26-072.0-066-00-00-00 (14.71); 26-072.0-066-01-00-00 (.99 ac), as to these parcels and these parcels only	14.7100	26-Sep-09	0.20000000	2010-4406	0.79000000	0.10875000	0.08591250	1.5997125
Gary Custer; Linda Custer; Scott Custer and Alma Custer	26-072.0-066-00-00-00 (14.71); 26-072.0-066-01-00-00 (.99 ac), as to these parcels and these parcels only	0.9900	26-Sep-09	0.20000000	2010-4406	0.79000000	0.10875000	0.08591250	0.1076625
Gary Custer; Linda Custer; Scott Custer and Alma Custer	26-059.0-220-00-00-00 (50.18 ac); 26-059.0-216-00-00-00 (16 ac), as to these parcels and these parcels only	50.1800	26-Sep-09	0.20000000	2010-4406	0.80000000	0.10875000	0.08700000	5.457075
Otto John Hausknecht, Jr., and wife, Catherine H. Hausknecht	27-060.0-057-00-00-00	36.2600	29-Sep-09	0.20000000	2010-5485	0.80000000	0.10875000	0.08700000	3.943275
Gerard D. & Nancy J. Mirabelli, husband and wife	27-084.0-001-02-00-00	59.6395	1-Oct-09	0.20000000	2010-4079	0.79000000	0.10875000	0.08568976	6.485795625
Key Stone Saw Shop, LLC	27-071.0-013-02-00-00	82.8800	1-Oct-09	0.20000000	2010-2578	0.79000000	0.10875000	0.08568976	9.0132
Jim Rail, Jr, a married man dealing in his sole and separate property	27-084.0-001-00-00-00 (53.2161 acres) except 32.111 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7430, leaving 21.1051 acres	21.1051	1-Oct-09	0.20000000	2010-3530	0.79000000	0.10875000	0.08568976	2.295179625
Michael D. Goodwin, Jr. and Tammy M. Goodwin, husband and wife	27-071.0-213-00-00-00	0.6810	8-Oct-09	0.20000000	2009-9629	0.80000000	0.10875000	0.08700000	0.07405875
George T.M. Dietrich, Jr.	13-071.0-004-00-00-00	3.0000	9-Oct-09	0.20000000	2010-3707	0.80000000	0.10875000	0.08700000	0.32625
Berneta B. Dietrich, a single person	13-071.0-002-00-00-00	20.0000	9-Oct-09	0.20000000	2010-3703	0.80000000	0.10875000	0.08700000	2.175
Robert C. Daniels and Lavona M. Daniels	13-071.0-003-00-00-00	3.0000	9-Oct-09	0.20000000	2010-3743	0.80000000	0.10875000	0.08700000	0.32625
Brian A. Reimiller & Marie C. Reimiller, husband and wife	13-070.0-064-00-00-00	23.3180	9-Oct-09	0.20000000	2010-2574	0.79000000	0.10875000	0.08568976	2.5358325
Whipple Bros., Inc.	26-072.0-133-00-00-00 as to this parcel and this parcel only	4.0200	13-Oct-09	0.20000000	2010-2926	0.80000000	0.10875000	0.08700000	0.437175

James E. Benson Jr., a/k/a James Earl Benson, Jr. & Debra A. Benson a/k/a Debra Adelaide Benson, his wife	26-072.0-069-01-00-00 (2.65 AC); 26-072.0-069-02-00-00 (.646 AC)	0.6460	14-Oct-09	0.20000000	2010-2513	0.79000000	0.10875000	0.08591250	0.0702525
James E. Benson Jr., a/k/a James Earl Benson, Jr. and Debra A. Benson a/k/a Debra Adelaide Benson, his wife	26-072.0-069-01-00-00 (2.65 AC); 26-072.0-069-02-00-00 (.646 AC)	2.6500	14-Oct-09	0.20000000	2010-2513	0.79000000	0.10875000	0.08591250	0.2881875
James E. & Debra A Benson	26-072.0-134-00-00-00 as to this parcel and this parcel only	11.4240	14-Oct-09	0.20000000	2010-2513	0.80000000	0.10875000	0.08700000	1.24236
Shirley A. Marcy, dealing in her sole and separate property	26-072.0-053-00-00-00 (64 ac) and 26-072.0-053-01-00-00 (.8 ac), as to these parcels and these parcels only	64.0000	15-Oct-09	0.20000000	2010-3589	0.80000000	0.10875000	0.08700000	6.96
Shirley A. Marcy, dealing in her sole and separate property	26-072.0-053-00-00-00 (64 ac) and 26-072.0-053-01-00-00 (.8 ac), as to these parcels and these parcels only	0.8000	15-Oct-09	0.20000000	2010-3589	0.79000000	0.10875000	0.08591250	0.087
Gennaro Manganaro & Maddalena Manganaro, husband and wife	13-070.0-061-00-00-00	2.7010	16-Oct-09	0.20000000	2010-2572	0.79000000	0.10875000	0.08568976	0.29373375
Rebecca L. Tomlinson, a joint tenant with right of survivorship	27-060.0-041-00-00-00	2.7200	19-Oct-09	0.20000000	2010-3926	0.80000000	0.10875000	0.08700000	0.2958
Barbara L Clark and Raymond L Clark, wife and husband	27-071.0-146-00-00-00	2.5600	19-Oct-09	0.20000000	2010-1981	0.80000000	0.10875000	0.08700000	0.2784
Diane L. Cronk, a married person dealing in her sole and separate property	13-084.0-039-00-00-00	0.6100	20-Oct-09	0.20000000	2010-2659	0.80000000	0.10875000	0.08700000	0.0663375
Gary G. Keeney, a married person dealing in his sole and separate property	13-084.0-039-00-00-00	0.6100	20-Oct-09	0.20000000	2010-2657	0.80000000	0.10875000	0.08700000	0.0663375
Gaylene D. Webber, a single person	13-084.0-039-00-00-00	0.6100	20-Oct-09	0.20000000	2010-2658	0.80000000	0.10875000	0.08700000	0.0663375
Janice Brockman and Paul Brockman, wife and husband	13-084.0-036-00-00-00	2.0000	20-Oct-09	0.20000000	2010-1973	0.80000000	0.10875000	0.08700000	0.2175
Raymond D. Tomlinson, as tenant by the entirety as to his 50% interest, and as joint tenant with right of survivorship as to the whole	27-060.0-041-00-00-00	2.7200	21-Oct-09	0.20000000	2010-10215	0.80000000	0.10875000	0.08700000	0.2958
Jason D. Hoff	27-071.0-147-00-00-00	0.7317	21-Oct-09	0.20000000	2010-3422	0.80000000	0.10875000	0.08700000	0.079572375
Irene L. Ciprich, a widow	13-071.0-009-00-00-00 (2.6 ac); 13-085.0-028-00-00-00 (.7 ac)	2.6000	21-Oct-09	0.20000000	2010-0660	0.80000000	0.10875000	0.08700000	0.28275
Irene L. Ciprich, a widow	13-071.0-009-00-00-00 (2.6 ac); 13-085.0-028-00-00-00 (.7 ac)	0.7000	21-Oct-09	0.20000000	2010-0660	0.80000000	0.10875000	0.08700000	0.076125
Jerome F. Fuhr, dealing in his sole and separate property	27-060.0-051-00-00-00	9.4600	22-Oct-09	0.20000000	2010-7704	0.80000000	0.10875000	0.08700000	1.028775
Joseph S. Klinetob and Christine Klinetob, his wife	27-071.0-082-00-00-00 (5 ac); 27-071.0-097-00-00-40 (.289 ac)	0.2890	23-Oct-09	0.20000000	2010-3599	0.80000000	0.10875000	0.08700000	0.03142875
Stephen H. Lasco, dealing in his sole and separate property	27-071.0-192-00-00-00 (74.54 ac); 27-071.0-195-00-00-00 (6.46 ac)	74.5400	23-Oct-09	0.20000000	2010-3597	0.80000000	0.10875000	0.08700000	8.106225
Stephen H. Lasco, dealing in his sole and separate property	27-071.0-192-00-00-00 (74.54 ac); 27-071.0-195-00-00-00 (6.46 ac)	6.4600	23-Oct-09	0.20000000	2010-3597	0.80000000	0.10875000	0.08700000	0.702525
Joseph S. Klinetob and Christine Klinetob, his wife	27-071.0-082-00-00-00 (5 ac); 27-071.0-097-00-00-40 (.289 ac)	5.0000	23-Oct-09	0.20000000	2010-3599	0.80000000	0.10875000	0.08700000	0.54375
Samir K. Mehta, a single person	13-071.0-010-00-00-00 (2.215 ac); 13-071.0-010-01-00-00 (5.5 ac)	5.5000	26-Oct-09	0.20000000	2010-2138	0.80000000	0.10875000	0.08700000	0.598125
Mary Valentine, dealing in her sole and separate property	27-071.0-165-02-00-00 (1.32 ac); 27-071.0-153-00-00-00 (.5 ac)	0.5000	26-Oct-09	0.20000000	2010-3418	0.80000000	0.10875000	0.08700000	0.054375
Mary Valentine, dealing in her sole and separate property	27-071.0-165-02-00-00 (1.32 ac); 27-071.0-153-00-00-00 (.5 ac)	1.3200	26-Oct-09	0.20000000	2010-3418	0.80000000	0.10875000	0.08700000	0.14355
Samir K. Mehta, a single person	13-071.0-010-00-00-00 (2.215 ac); 13-071.0-010-01-00-00 (5.5 ac)	0.2000	26-Oct-09	0.20000000	2010-2138	0.80000000	0.10875000	0.08700000	0.02175

William S. Miner and Sandra A. Miner, his wife	27-070.0-045-00-00-00	18.5100	30-Oct-09	0.12500000	2010-3081	0.80000000	0.10875000	0.08700000	2.0129625
Anthony C. Yanora, III & Terry L. Yanora, his wife	27-071.0-053-00-00-00	0.2755	2-Nov-09	0.20000000	2010-5476	0.80000000	0.10875000	0.08700000	0.029960625
Leigh Ann Jennings, formerly known as Leigh Ann Johnson, a single person	13-084.0-035-03-00-00	2.0000	4-Nov-09	0.20000000	2010-3361	0.80000000	0.10875000	0.08700000	0.2175
Kevin L. Ball and Jennie J. Ball, husband and wife	13-070.0-050-00-00-00	1.1040	10-Nov-09	0.20000000	2010-2577	0.79000000	0.10875000	0.08568976	0.12006
Anna J. Kilcullen, a single woman	27-071.0-024-00-00-00	0.2422	11-Nov-09	0.20000000	2010-5477	0.80000000	0.10875000	0.08700000	0.02633925
Gary Lee Marbaker & Susan Ruth Marbaker, his wife	27-071.0-049-00-00-00	0.2861	11-Nov-09	0.20000000	2010-3924	0.80000000	0.10875000	0.08700000	0.031113375
Donald L. Nowels & Kim Nowels, his wife	27-071.0-052-00-00-00	0.2749	11-Nov-09	0.20000000	2010-3923	0.80000000	0.10875000	0.08700000	0.029895375
David L. Peckins, dealing in his sole and separate property	27-071.0-051-00-00-00	0.2749	11-Nov-09	0.20000000	2010-3925	0.80000000	0.10875000	0.08700000	0.029895375
Richard A. Wheatley and Denise Wheatley, his wife	27-072.0-049-02-00-00	2.0000	11-Nov-09	0.20000000	2010-3428	0.80000000	0.10875000	0.08700000	0.2175
Raymond Dunn & Wendy Dunn, his wife	27-071.0-016-00-00-00	0.2753	11-Nov-09	0.20000000	2010-3917	0.80000000	0.10875000	0.08700000	0.029938875
David A. White and Cindy M. White, husband and wife	13-084.0-044-00-00-00	1.0000	12-Nov-09	0.20000000	2010-3214	0.80000000	0.10875000	0.08700000	0.10875
Eric Schell & Evelyn Schell, husband and wife	13-070.0-055-00-00-00	2.4600	12-Nov-09	0.20000000	2010-2571	0.79000000	0.10875000	0.08568976	0.267525
Joseph Herwig & Elizabeth Herwig, husband and wife	13-070.0-057-00-00-00	6.3400	13-Nov-09	0.20000000	2010-4119	0.80000000	0.10875000	0.08700000	0.689475
Linda S. Thompson	27-071.0-029-00-00-00	0.2732	16-Nov-09	0.20000000	2010-3908	0.80000000	0.10875000	0.08700000	0.0297105
Anthony E. Shaver	27-071.0-040-00-00-00	0.2750	16-Nov-09	0.20000000	2010-3918	0.80000000	0.10875000	0.08700000	0.02990625
N. Shannon Nichols, II & Jeanne S. Nichols, husband and wife	13-070.0-058-00-00-00	5.4200	18-Nov-09	0.20000000	2010-0083	0.80000000	0.10875000	0.08700000	0.589425
Edward J. Coleman, Jr. & Mary Claire Coleman, his wife	27-071.0-037-00-00-00	0.2758	23-Nov-09	0.20000000	2010-3426	0.80000000	0.10875000	0.08700000	0.02999325
Cindy Lou Lechleitner & Larry M. Lechleitner, her husband	27-071.0-054-00-00-00	0.2814	23-Nov-09	0.20000000	2010-3430	0.80000000	0.10875000	0.08700000	0.03060225
Michael S. Lee	27-071.0-083-00-00-00	1.0800	23-Nov-09	0.20000000	2010-3419	0.80000000	0.10875000	0.08700000	0.11745
Christopher R. Mynes & Tracy L. Mynes, his wife	27-071.0-047-00-00-00	0.3468	23-Nov-09	0.20000000	2010-3429	0.80000000	0.10875000	0.08700000	0.0377145
Raymond W. Finkler, Jr. & Linda M. Finkler, his wife	27-071.0-025-00-00-00	0.2735	1-Dec-09	0.20000000	2010-3425	0.80000000	0.10875000	0.08700000	0.029743125
S. Scott Mowry & Judith A. Mowry, his wife	27-071.0-066-00-00-00	2.0100	2-Dec-09	0.20000000	2010-3433	0.80000000	0.10875000	0.08700000	0.2185875
Emily G. Wallo Hoffman	27-071.0-015-00-00-00	0.2472	10-Dec-09	0.20000000	2010-3922	0.80000000	0.10875000	0.08700000	0.026883
Thomas Williams & Verona Williams, his wife	27-071.0-030-00-00-00	0.6874	10-Dec-09	0.20000000	2010-3907	0.80000000	0.10875000	0.08700000	0.07475475
Angelina Plantz	27-071.0-022-00-00.00	0.2771	10-Dec-09	0.20000000	2010-3915	0.80000000	0.10875000	0.08700000	0.030134625
Richard A. McMaster	27-071.0-021-00-00-00	0.3017	10-Dec-09	0.20000000	2010-3913	0.80000000	0.10875000	0.08700000	0.032809875
Frank L. Jennings	27-071.0-023-00-00-00	0.2768	10-Dec-09	0.20000000	2010-3916	0.80000000	0.10875000	0.08700000	0.030102
D. Matthew Friend	27-071.0-022-00-00-00	0.2771	10-Dec-09	0.20000000	2010-3909	0.80000000	0.10875000	0.08700000	0.030134625
William J. Finkler	27-071.0-097-14-00-00	0.3200	10-Dec-09	0.20000000	2010-3420	0.80000000	0.10875000	0.08700000	0.0348
Lisa M. Eberhardy	27-071.0-021-00-00-00	0.3017	10-Dec-09	0.20000000	2010-3914	0.80000000	0.10875000	0.08700000	0.032809875
Kathy Allen	27-071.0-045-00-00-00	0.3210	10-Dec-09	0.20000000	2010-5483	0.80000000	0.10875000	0.08700000	0.03490875
Christopher Dodge, single man; Elvira S. Brown, single woman	27-070.0-073-02-00-00 (10 ac); 27-071.0-185-05-00-00 (26.5898 ac) except 2.3255 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 recorded as Doc# 2011-7435, leaving 24.2643 acres	24.2643	18-Dec-09	0.20000000	2010-3495	0.79000000	0.10875000	0.08568976	2.638742625

Christopher Dodge, single man; Elvira S. Brown, single woman	27-070.0-073-02-00-00 (10 ac); 27-071.0-185-05-00-00 (26.5898 ac) except 2.3255 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo Marcellus LLC dated effective September 28, 2011 recorded as Doc# 2011-7435, leaving 24.2643 acres	10.0000	18-Dec-09	0.20000000	2010-3495	0.79000000	0.10875000	0.08568976	1.0875
James Wilson, dealing in his sole and separate property	27-071.0-097-10-00-00	0.2500	22-Dec-09	0.20000000	2010-3431	0.80000000	0.10875000	0.08700000	0.0271875
Collins H. Driggs & Donna M. Driggs, his wife	27-071.0-097-08-00-00	0.3000	23-Dec-09	0.20000000	2010-3432	0.80000000	0.10875000	0.08700000	0.032625
Jeffrey L. Schultz & Anna Mae Schultz	27-070.0-070-01-00-00	118.7200	1-Jan-10	0.20000000	2010-3517	0.79000000	0.10875000	0.08568976	12.9108
Beth A. Borel	27-071.0-188-13-00-00 (21.5927 ac); 27-071.0-188-14-00-00 (7.7489 ac); 27-071.0-063-01-00-04 (1.7225 ac)	21.5927	4-Jan-10	0.20000000	2010-2568	0.79000000	0.10875000	0.08568976	2.348206125
Beth A. Borel	27-071.0-188-13-00-00 (21.5927 ac); 27-071.0-188-14-00-00 (7.7489 ac); 27-071.0-063-01-00-04 (1.7225 ac)	1.7225	4-Jan-10	0.20000000	2010-2568	0.79000000	0.10875000	0.08568976	0.187321875
Beth A. Borel	27-071.0-188-13-00-00 (21.5927 ac); 27-071.0-188-14-00-00 (7.7489 ac); 27-071.0-063-01-00-04 (1.7225 ac)	7.7489	4-Jan-10	0.20000000	2010-2568	0.79000000	0.10875000	0.08568976	0.842692875
Reginald S. Vieczorek, a single man	27-071.0-079-00-00-00 (.215 ac); 27-071.0-080-00-00-00 (2 ac)	0.2150	19-Jan-10	0.20000000	2010-2000	0.79000000	0.10875000	0.08568976	0.02338125
Reginald S. Vieczorek, a single man	27-071.0-079-00-00-00 (.215 ac); 27-071.0-080-00-00-00 (2 ac)	2.0000	19-Jan-10	0.20000000	2010-2000	0.79000000	0.10875000	0.08568976	0.2175
Charles S. VerBryck and Nancy A. VerBryck	13-070.0-060-00-00-00	11.6500	22-Jan-10	0.20000000	2010-2570	0.79000000	0.10875000	0.08568976	1.2669375
Joanne L. Januszewski, dealing in her sole and separate property	27-071.0-162-00-00-00	0.7000	28-Jan-10	0.20000000	2010-5479	0.80000000	0.10875000	0.08700000	0.076125
Marjorie Adams, widow	13-084.0-043-00-00-00	0.8000	29-Jan-10	0.20000000	2010-3725	0.80000000	0.10875000	0.08700000	0.087
The Judith A Hinterman Revocable Living Trust, by Judith A Hinterman, Trustee	27-071.0-145-00-00-00	4.9185	1-Feb-10	0.20000000	2010-9688	0.80000000	0.10875000	0.08700000	0.534886875
Dean R. Dietrick	27-071.0-033-00-00-00	0.2755	2-Feb-10	0.20000000	2010-10128	0.80000000	0.10875000	0.08700000	0.029960625
Richard O.Graham & Theresa Graham, his wife	27-071.0-042-00-00-00	0.3370	2-Feb-10	0.20000000	2010-3906	0.80000000	0.10875000	0.08700000	0.03664875
Lois Rundell, a widow	26-059.0-215-00-00-00	84.8280	3-Feb-10	0.20000000	2010-5461	0.80000000	0.10875000	0.08700000	9.225045
Electa Rundell, a widow	26-059.0-215-00-00-00	84.8280	3-Feb-10	0.20000000	2010-5462	0.80000000	0.10875000	0.08700000	9.225045
Ann Bach	27-071.0-096-01-00-00	1.8900	3-Feb-10	0.20000000	2010-6786	0.80000000	0.10875000	0.08700000	0.2055375
Sharyn Benedetto, single	27-071.0-046-00-00-00	0.3707	3-Feb-10	0.20000000	2010-11974	0.80000000	0.10875000	0.08700000	0.040313625
Alice R Gardner & Herbert K Gardner, her husband	26-059.0-215-00-00-00	84.8280	3-Feb-10	0.20000000	2010-5460	0.80000000	0.10875000	0.08700000	9.225045
Kenneth Kingston and Peggy Ann Kingston, his wife	27-071.0-194-00-00-00	3.0100	4-Feb-10	0.20000000	2010-7909	0.80000000	0.10875000	0.08700000	0.3273375
Graham J. Benson and Nicole Benson, husband and wife	26-072.0-134-00-00-00	11.4240	5-Feb-10	0.20000000	2010-6889	0.80000000	0.10875000	0.08700000	1.24236
Ann L. Klinetob, a single woman	27-071.0-097-95-00-00	0.2800	8-Feb-10	0.20000000	2010-7699	0.80000000	0.10875000	0.08700000	0.03045
C. Ronald Burr and Gail E. Burr, husband and wife	13-071.0-008-00-00-00	1.0000	8-Feb-10	0.20000000	2010-2091	0.80000000	0.10875000	0.08700000	0.10875
Robert L. Stevens, Jr. & Maria L. Stevens, his wife	27-071.0-097-64-00-00	0.2860	11-Feb-10	0.20000000	2010-3911	0.80000000	0.10875000	0.08700000	0.0311025
Philip C. Powell & Leigh A. Powell, his wife	27-071.0-097-00-00-17	0.2830	11-Feb-10	0.20000000	2010-3912	0.80000000	0.10875000	0.08700000	0.03077625
David B.Holdredge & Heather L. Holdredge, his wife	27-071.0-027-00-00-00	0.2471	11-Feb-10	0.20000000	2010-3904	0.80000000	0.10875000	0.08700000	0.026872125
Pamela M. Costello and John T. Costello, her husband	27-072.0-046-00-00-00	2.6790	16-Feb-10	0.20000000	2010-8056	0.80000000	0.10875000	0.08700000	0.29134125
Pamela M. Costello and John Costello, her husband	27-072.0-046-01-00-00	3.0400	16-Feb-10	0.20000000	2010-10299	0.80000000	0.10875000	0.08700000	0.3306
Dawn M. Kiah, widow	27-071.0-075-07-00-00	4.8500	18-Feb-10	0.20000000	2010-8051	0.80000000	0.10875000	0.08700000	0.5274375

Theodore L. Radzinski, a widower; Theodore L. Radzinski, Jr., married; and Gary Stephen Radzinski, married	27-060.0-030-00-00-00	19.8580	19-Feb-10	0.20000000	2010-10871	0.80000000	0.10875000	0.08700000	2.1595575
Steven N Barletto & Linda Barletto, his wife	27-070.0-042-00-00-00	4.2000	23-Feb-10	0.20000000	2010-9383	0.80000000	0.10875000	0.08700000	0.45675
Michael R. Miller & Julie Miller, his wife	27-071.0-212-00-00-00	0.7320	1-Mar-10	0.20000000	2010-6470	0.79000000	0.10875000	0.08591250	0.079605
Charles F. Welles, IV & Elisa D. Welles, his wife	26-072.0-060-00-00-00	3.4643	1-Mar-10	0.20000000	2010-5218	0.79000000	0.10875000	0.08591250	0.376742625
Christopher Roxor	27-070.0-041-00-00-00	1.0500	1-Mar-10	0.20000000	2010-6453	0.79000000	0.10875000	0.08591250	0.1141875
Gerald R. Ross & Romayne B. Ross, his wife	26-072.0-058-00-00-00 (0.4610 ac); 26-072.0-058-01-00-00 (1.6190 ac)	1.6190	1-Mar-10	0.20000000	2010-6603	0.79000000	0.10875000	0.08591250	0.17606625
Joseph E. Monsey	27-071.0-191-00-00-00	5.2500	1-Mar-10	0.20000000	2010-4029	0.80000000	0.10875000	0.08700000	0.5709375
Kory E. Glahn & Rachael M. Glahn	27-071.0-058-00-00-00	0.2800	1-Mar-10	0.20000000	2010-4210	0.80000000	0.10875000	0.08700000	0.03045
Cathy J. Robinson , a single woman	27-060.0-048-01-00-00	1.4000	1-Mar-10	0.20000000	2010-6626	0.80000000	0.10875000	0.08700000	0.15225
Charles F. Welles, III & Marilyn C. Welles and Charles F. Welles, IV & Elisa D. Welles, his wife, tenants in common	26-072.0-060-01-00-00	4.8779	1-Mar-10	0.20000000	2010-5219	0.79000000	0.10875000	0.08591250	0.530471625
Gerald R. Ross & Romayne B. Ross, his wife	26-072.0-058-00-00-00 (0.4610 ac); 26-072.0-058-01-00-00 (1.6190 ac)	0.4610	1-Mar-10	0.20000000	2010-6603	0.79000000	0.10875000	0.08591250	0.05013375
Darren J. Distasio & Danielle Distasio	27-071.0-097-04-00-00	0.2870	1-Mar-10	0.20000000	2010-5221	0.79000000	0.10875000	0.08700000	0.03121125
Ina H. Kintner Hunter	27-071.0-218-00-00-00	3.4490	1-Mar-10	0.20000000	2010-6461	0.79000000	0.10875000	0.08591250	0.37507875
Ann S. Way	26-072.0-143-01-00-00	3.9652	1-Mar-10	0.20000000	2010-4025	0.79000000	0.10875000	0.08591250	0.4312155
F. Jeffrey Kintner & Rosemary Kintner, his wife	27-071.0-165-03-00-00	23.8600	1-Mar-10	0.20000000	2010-5223	0.79000000	0.10875000	0.08591250	2.594775
John A. Shelley, unmarried and John Kroposky, unmarried, as joint tenants with right of survivorship and not as tenants in common	27-060.0-039-00-00-00	3.4000	1-Mar-10	0.20000000	2010-6457	0.79000000	0.10875000	0.08591250	0.36975
Arthur S. Abelson and Rosemary F. Abelson, husband and wife	27-060.0-054-00-00-00	9.2900	1-Mar-10	0.20000000	2010-4042	0.79000000	0.10875000	0.08591250	1.0102875
Mark R. Kintner	27-071.0-206-00-00-00	0.3400	1-Mar-10	0.20000000	2010-6467	0.79000000	0.10875000	0.08591250	0.036975
Brian J. Bunney and Tammi L. Bunney, his wife	27-071.0-208-00-00-00	4.0550	2-Mar-10	0.20000000	2010-3435	0.80000000	0.10875000	0.08700000	0.44098125
Heather Elias, a single woman	27-060.0-040-00-00-00	2.6000	5-Mar-10	0.20000000	2010-6774	0.80000000	0.10875000	0.08700000	0.28275
Raymond D. Bach & Joanne C. Bach, his wife	27-071.0-157-00-00-00	6.0800	8-Mar-10	0.20000000	2010-9373	0.80000000	0.10875000	0.08700000	0.6612
Erik Thinesen, Jr. and Ruth Ann Thinesen, his wife	27-070.0-044-00-00-00	4.0000	8-Mar-10	0.20000000	2010-9372	0.80000000	0.10875000	0.08700000	0.435
Andrena P. Reese, a widow	27-071.0-161-00-00-00	1.5000	8-Mar-10	0.20000000	2010-9889	0.80000000	0.10875000	0.08700000	0.163125
Matthew Lee Brown, married man dealing in his sole and separate property	27-060.0-030-01-00-01	0.8800	8-Mar-10	0.20000000	2010-9379	0.80000000	0.10875000	0.08700000	0.0957
Kevin Dombroski & Tonya Dombroski, his wife	27-071.0-038-00-00-00	0.3100	8-Mar-10	0.20000000	2010-3910	0.80000000	0.10875000	0.08700000	0.0337125
Russell J. Coolbaugh & Mary Ann Coolbaugh, his wife	27-071.0-075-03-00-00	4.8500	8-Mar-10	0.20000000	2010-10432	0.80000000	0.10875000	0.08700000	0.5274375
Brian Eso And Roseanna Eso, HIS WIFE	27-071.0-189-00-00-00	2.7100	15-Mar-10	0.20000000	2010-10604	0.80000000	0.10875000	0.08700000	0.2947125

Herbert E. Atkins, a married man dealing in his sole and separate property	27-070.0-072-00-00-00	10.0000	17-Mar-10	0.20000000	2010-10438	0.80000000	0.10875000	0.08700000	1.0875
Frank A. Bohenek, widower	27-060.0-028-00-00-00 (.34 ac); 27-060.0-029-00-00-00 (.34 ac)	0.3400	18-Mar-10	0.20000000	2010-10437	0.80000000	0.10875000	0.08700000	0.036975
Frank A. Bohenek, widower	27-060.0-028-00-00-00 (.34 ac); 27-060.0-029-00-00-00 (.34 ac)	0.3400	18-Mar-10	0.20000000	2010-10437	0.80000000	0.10875000	0.08700000	0.036975
John F. Donahue & Marie D. Donahue, his wife	27-071.0-099-00-00-00	0.2870	19-Mar-10	0.20000000	2010-10434	0.80000000	0.10875000	0.08700000	0.03121125
Kay P. Lawson, a single woman	27-070.0-070-00-00-00	1.8865	22-Mar-10	0.20000000	2010-8737	0.80000000	0.10875000	0.08700000	0.205156875
Tunkhannock Area School District Board of Education	27-071.0-078-00-EX-00	60.7800	7-Apr-10	0.20000000	2010-10223	0.79000000	0.10875000	0.08568976	6.609825
Robert W. Boock, a married man dealing in his sole and separate property	27-071.0-097-00-00-16	0.2820	12-Apr-10	0.20000000	2010-5484	0.80000000	0.10875000	0.08700000	0.0306675
Steven D Emmett and Jane A Emmett. His wife, his wife	27-071.0-118-00-00-00	0.3100	12-Apr-10	0.20000000	2010-5482	0.80000000	0.10875000	0.08700000	0.0337125
James D.Pugh & Christine Pugh, his wife	27-071.0-111-00-00-00	0.2869	15-Apr-10	0.20000000	2010-9377	0.80000000	0.10875000	0.08700000	0.031200375
Wendell D. Williams, a married man dealing in his sole and separate property	27-071.0-092-00-00-00	1.0000	15-Apr-10	0.20000000	2010-9376	0.80000000	0.10875000	0.08700000	0.10875
Barbara Y. Nichols, a single woman	27-071.0-095-00-00-00 (.63 ac); 27-071.0-096-00-00-00 (2.866 ac)	0.6300	16-Apr-10	0.20000000	2010-10201	0.80000000	0.10875000	0.08700000	0.0685125
Donald H. Pennay & Sylvania F. Pennay , his wife	27-071.0-090-00-00-00 (1.1400 ac); 27-071.0-091-00-00-00 (1.2400 ac)	1.2400	16-Apr-10	0.20000000	2010-10212	0.80000000	0.10875000	0.08700000	0.13485
Barbara Y. Nichols, a single woman	27-071.0-095-00-00-00 (.63 ac); 27-071.0-096-00-00-00 (2.866 ac)	2.8660	16-Apr-10	0.20000000	2010-10201	0.80000000	0.10875000	0.08700000	0.3116775
Donald H. Pennay & Sylvania F. Pennay , his wife	27-071.0-090-00-00-00 (1.1400 ac); 27-071.0-091-00-00-00 (1.2400 ac)	1.1400	16-Apr-10	0.20000000	2010-10212	0.80000000	0.10875000	0.08700000	0.123975
Melissa A LaValley and Thomas D Lavalley, her husband	27-071.0-055-00-00-00	0.2938	19-Apr-10	0.20000000	2010-6817	0.80000000	0.10875000	0.08700000	0.03195075
Gail L. Adams & John R. Adams, her husband	27-071.0-110-00-00-00	0.2869	19-Apr-10	0.20000000	2010-6818	0.80000000	0.10875000	0.08700000	0.031200375
Bryan D.Sharp & Judy A. Sharp, his wife	27-071.0-097-90-00-00 (.85 ac); 27-060.0-027-00-00-00 (.32 ac)	0.3200	19-Apr-10	0.20000000	2010-7986	0.80000000	0.10875000	0.08700000	0.0348
Bryan D. Sharp and Judy A. Sharp, his wife	27-071.0-097-90-00-00 (.85 ac); 27-060.0-027-00-00-00 (.32 ac)	0.8500	19-Apr-10	0.20000000	2010-7986	0.80000000	0.10875000	0.08700000	0.0924375
Jerome Turner & Jessica Turner, his wife	27-071.0-097-77-00-00	0.2869	19-Apr-10	0.20000000	2010-6811	0.80000000	0.10875000	0.08700000	0.031200375
Gary N. Pharr & Jodie A. Pharr, his wife	27-071.0-097-71-00-00	0.2822	19-Apr-10	0.20000000	2010-6812	0.80000000	0.10875000	0.08700000	0.03068925
Miles D.Dooley & Patricia A. Dooley, his wife	27-071.0-097-12-00-00	0.1840	20-Apr-10	0.20000000	2010-6816	0.80000000	0.10875000	0.08700000	0.02001
Barbara Biggar, a single woman	27-071.0-113-00-00-00	0.2870	20-Apr-10	0.20000000	2010-6815	0.80000000	0.10875000	0.08700000	0.03121125
Kenneth J. Leone, a single man	27-071.0-097-86-00-00	0.2870	20-Apr-10	0.20000000	2010-6814	0.80000000	0.10875000	0.08700000	0.03121125
David E. Dodge and Jennifer M Dodge, husband and wife	27-071.0-185-01-00-00 except 41.8224 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy corproration to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7436, leaving 12.9576 acres; 27-071.0-135-01-00-00 (.6670 ac); 27-071.0-135-00-00-00 (.6338 ac); 27-071.0-135-02-00-00 (.6589 ac)	0.6338	21-Apr-10	0.20000000	2010-8070	0.79000000	0.10875000	0.08568976	0.06892575
David E. Dodge and Jennifer M Dodge, husband and wife	27-071.0-185-01-00-00 except 41.8224 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy corproration to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7436, leaving 12.9576 acres; 27-071.0-135-01-00-00 (.6670 ac); 27-071.0-135-00-00-00 (.6338 ac); 27-071.0-135-02-00-00 (.6589 ac)	0.6589	21-Apr-10	0.20000000	2010-8070	0.79000000	0.10875000	0.08568976	0.071655375

Joseph Billingsley & Diane L. Billingsley, his wife	27-071.0-097-81-00-00	0.2870	21-Apr-10	0.20000000	2010-6779	0.80000000	0.10875000	0.08700000	0.03121125
Thomas J. Deitzer, Jr. & Patricia C. Deitzer, his wife	27-071.0-109-00-00-00	0.2870	21-Apr-10	0.20000000	2010-6813	0.80000000	0.10875000	0.08700000	0.03121125
David E. Dodge and Jennifer M Dodge, husband and wife	27-071.0-185-01-00-00 except 41.8224 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy corproration to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7436, leaving 12.9576 acres; 27-071.0-135-01-00-00 (.6670 ac); 27-071.0-135-00-00-00 (.6338 ac); 27-071.0-135-02-00-00 (.6589 ac)	0.6670	21-Apr-10	0.20000000	2010-8070	0.79000000	0.10875000	0.08568976	0.07253625
David E. Dodge and Jennifer M Dodge, husband and wife	27-071.0-185-01-00-00 except 41.8224 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy corproration to Carrizo Marcellus LLC dated effective September 28, 2011 as Doc# 2011-7436, leaving 12.9576 acres; 27-071.0-135-01-00-00 (.6670 ac); 27-071.0-135-00-00-00 (.6338 ac); 27-071.0-135-02-00-00 (.6589 ac)	12.9576	21-Apr-10	0.20000000	2010-8070	0.79000000	0.10875000	0.08568976	1.409139
Charles A. Pirone & Susan D. Pirone, his wife	27-071.0-097-01-00-00	0.2870	22-Apr-10	0.20000000	2010-7905	0.80000000	0.10875000	0.08700000	0.03121125
Anthony J. Wisnosky and Brenda J Wisnosky, his wife	27-071.0-133-00-00-00	0.1540	23-Apr-10	0.20000000	2010-10325	0.80000000	0.10875000	0.08700000	0.0167475
Warren Trauger, a single man	27-071.0-097-06-00-00	0.2870	23-Apr-10	0.20000000	2010-7906	0.80000000	0.10875000	0.08700000	0.03121125
Norris Pharr, a married man dealing in his sole and separate property.	27-071.0-097-00-00-22	0.4380	23-Apr-10	0.20000000	2010-6737	0.80000000	0.10875000	0.08700000	0.0476325
Randi A. Nichols & Kimberly M. Nichols, his wife	27-071.0-097-97-00-00	0.3426	23-Apr-10	0.20000000	2010-6780	0.80000000	0.10875000	0.08700000	0.03725775
Gerard King and Pamela King, his wife	27-071.0-122-00-00-00	0.5465	26-Apr-10	0.20000000	2010-6810	0.80000000	0.10875000	0.08700000	0.059431875
Robert W. Tuffy & Florence A. Tuffy, his wife	27-071.0-106-00-00-00	0.2870	26-Apr-10	0.20000000	2010-6781	0.80000000	0.10875000	0.08700000	0.03121125
Nancy Ann French, a married woman dealing in her sole and separate property	27-071.0-056-00-00-00	0.2938	26-Apr-10	0.20000000	2010-6778	0.80000000	0.10875000	0.08700000	0.03195075
Frank B. Arieta & Marcia Arieta, his wife	27-071.0-097-60-00-00	0.2870	28-Apr-10	0.20000000	2010-6179	0.80000000	0.10875000	0.08700000	0.03121125
Joseph J Pokego and Ruth Pokego, his wife	27-071.0-120-00-00-00	0.2479	28-Apr-10	0.20000000	2010-6809	0.80000000	0.10875000	0.08700000	0.026959125
Harry C. Holly & Tina A. Holly, his wife	27-071.0-097-05-00-00	0.2870	29-Apr-10	0.20000000	2010-6178	0.80000000	0.10875000	0.08700000	0.03121125
Cheryl A. Albanese, a single woman	27-071.0-097-79-00-00	0.2870	29-Apr-10	0.20000000	2010-6112	0.80000000	0.10875000	0.08700000	0.03121125
Loretta Einecke, a single woman	27-071.0-097-00-00-21	0.3291	29-Apr-10	0.20000000	2010-6040	0.80000000	0.10875000	0.08700000	0.035789625
James W. Kenny and Paula Kenny a/k/a Paula Allen, his wife	27-071.0-097-00-00-35	0.2870	29-Apr-10	0.20000000	2010-11894	0.80000000	0.10875000	0.08700000	0.03121125
Donald R. Ellsworth & Dolores G. Ellsworth, his wife	27-071.0-097-00-00-37	0.2870	29-Apr-10	0.20000000	2010-6177	0.80000000	0.10875000	0.08700000	0.03121125
Ronald D. Stone, Jr. & Donelle M. Stone, his wife	27-071.0-094-00-00-00	0.5020	30-Apr-10	0.20000000	2010-6113	0.80000000	0.10875000	0.08700000	0.0545925
Ronald W. Simons & Michelle D. Simons, his wife	27-071.0-097-00-00-11	0.2870	3-May-10	0.20000000	2010-6114	0.80000000	0.10875000	0.08700000	0.03121125
Ronald P. Moyer & Carol Moyer, his wife	27-071.0-097-88-00-00	0.2870	3-May-10	0.20000000	2010-6808	0.80000000	0.10875000	0.08700000	0.03121125
John E. Ullom & Marion V. Ullom, his wife	27-071.0-097-93-00-00	0.2740	3-May-10	0.20000000	2010-6807	0.80000000	0.10875000	0.08700000	0.0297975
Robert O. Hobbes, Jr, and Jill Hobbes, his wife	27-071.0-117-00-00-00	0.3099	5-May-10	0.20000000	2010-7703	0.80000000	0.10875000	0.08700000	0.033701625

Michael J. Gilroy & Hope A. Gilroy, his wife	27-071.0-097-87-00-00	0.2870	5-May-10	0.20000000	2010-6042	0.80000000	0.10875000	0.08700000	0.03121125
Melanie Vandermark, f/k/a Melanie Rosengrant, a single woman	27-071.0-097-89-00-00	0.2870	5-May-10	0.20000000	2010-9106	0.80000000	0.10875000	0.08700000	0.03121125
Richard B.Dancheck, Jr. & Diane L. Dancheck, his wife	27-071.0-097-00-00-02	0.2870	5-May-10	0.20000000	2011-0228	0.80000000	0.10875000	0.08700000	0.03121125
Pennsylvania Electric Company	27-070.0-077-00-PU-00	1.4500	5-May-10	0.20000000	2010-4943	0.79000000	0.10875000	0.08568976	0.1576875
Matthew Vanartsdalen & Jessica Vanartsdalen	27-071.0-097-94-00-00	0.2800	5-May-10	0.20000000	2010-6041	0.80000000	0.10875000	0.08700000	0.03045
Amy Bonnema, a single woman	27-071.0-097-00-00-01	0.2870	10-May-10	0.20000000	2010-6729	0.80000000	0.10875000	0.08700000	0.03121125
Kimberly A. Hines, a single woman	27-071.0-116-00-00-00	0.3099	10-May-10	0.20000000	2010-7702	0.80000000	0.10875000	0.08700000	0.033701625
Dorothy Gilroy, a single woman	27-071.0-097-73-00-00	0.2825	11-May-10	0.20000000	2010-7185	0.80000000	0.10875000	0.08700000	0.030721875
Tina E. Furman, a single woman	27-071.0-097-54-00-00	0.2870	11-May-10	0.20000000	2010-6728	0.80000000	0.10875000	0.08700000	0.03121125
Keith A. Ganly & Paula Ganly, his wife	27-071.0-165-07-00-00	13.3000	11-May-10	0.20000000	2010-10308	0.80000000	0.10875000	0.08700000	1.446375
Judith A. Crispell, a single woman	27-071.0-097-99-00-00	0.2870	11-May-10	0.20000000	2010-6775	0.80000000	0.10875000	0.08700000	0.03121125
Robert A. Miroslaw & Brooke M. Miroslaw, his wife	27-071.0-097-56-00-00	0.2869	12-May-10	0.20000000	2010-6727	0.80000000	0.10875000	0.08700000	0.031200375
Kirk W. Hannah and Wendy L. Hannah, his wife	27-071.0-097-58-00-00	0.2870	12-May-10	0.20000000	2010-6736	0.80000000	0.10875000	0.08700000	0.03121125
Richard Hersh, a single man	27-071.0-097-70-00-00	0.2820	12-May-10	0.20000000	2010-6726	0.80000000	0.10875000	0.08700000	0.0306675
Kirk W. Hannah, a married man dealing in his sole and separate property	27-071.0-097-00-00-41	0.5072	12-May-10	0.20000000	2010-11893	0.80000000	0.10875000	0.08700000	0.055158
Raymond W. Harris, a single man	27-071.0-097-52-00-00	0.2870	13-May-10	0.20000000	2010-7696	0.80000000	0.10875000	0.08700000	0.03121125
Margin Stout & Eleanor Stout, Trustees of the Stout Trust, dated September 8, 2000	27-071.0-097-85-00-00	0.2870	13-May-10	0.20000000	2010-6735	0.80000000	0.10875000	0.08700000	0.03121125
Robert Enwright & Hazel F. Enwright, his wife	27-071.0-097-00-00-25	0.2870	14-May-10	0.20000000	2010-7701	0.80000000	0.10875000	0.08700000	0.03121125
George H. Johnson, a single man	27-071.0-125-00-00-00 (.3060); 27-071.0-127-00-00-00 (.3024 ac)	0.3024	17-Mar-10	0.20000000	2010-9896	0.80000000	0.10875000	0.08700000	0.032886
Keith A.Verbjar & Jan M. Verbjar, his wife	27-071.0-097-00-00-23	0.3439	17-Mar-10	0.20000000	2010-7698	0.80000000	0.10875000	0.08700000	0.037399125
Jerome M. Passarelli & Karen D. Passarelli, his wife	27-071.0-097-09-00-00	0.3150	17-Mar-10	0.20000000	2010-7705	0.80000000	0.10875000	0.08700000	0.03425625
George H. Johnson, a single man	27-071.0-125-00-00-00 (.3060); 27-071.0-127-00-00-00 (.3024 ac)	0.3060	17-Mar-10	0.20000000	2010-9896	0.80000000	0.10875000	0.08700000	0.0332775
William T. Hills, a single man	27-071.0-088-00-00-00	0.5000	17-Mar-10	0.20000000	2010-7700	0.80000000	0.10875000	0.08700000	0.054375
Paul W. Senter, a married man dealing in his sole & separate property	27-071.0-097-84-00-00	0.2870	19-May-10	0.20000000	2010-7695	0.80000000	0.10875000	0.08700000	0.03121125
Scott D. Ramage & Chata L. Ramage, his wife	27-071.0-097-91-00-00	0.3150	19-May-10	0.20000000	2010-9247	0.80000000	0.10875000	0.08700000	0.03425625
Traci L. Steidinger & Paul C. Steidinger, her husband	27-071.0-089-00-00-00	0.5000	19-May-10	0.20000000	2010-9246	0.80000000	0.10875000	0.08700000	0.054375
Jeffrey J Bognatz andKelly A Bognatz, his wife	27-071.0-115-00-00-00	0.3381	19-May-10	0.20000000	2011-0358	0.80000000	0.10875000	0.08700000	0.036768375
Bernard Lesko a/k/a B. Lesko & Catherine Lesko, his wife, represented by Kirk Hannoah POA for Bernard Lesko a/k/a B. Lesko and Catherine Lesko	27-071.0-097-00-00-41	0.5072	20-May-10	0.20000000	2010-11912	0.80000000	0.10875000	0.08700000	0.055158

Joseph Robotin, a married man dealing in his sole and separate property	27-071.0-097-00-00-41	0.5072	20-May-10	0.20000000	2010-10200	0.80000000	0.10875000	0.08700000	0.055158
Paul M Hardy, Jr and Patricia A Hardy, his wife	27-060.0-037-00-00-00	0.4000	20-May-10	0.20000000	2010-9888	0.80000000	0.10875000	0.08591250	0.0435
Michael Wallace, a married man dealing in his sole and separate property	27-071.0-097-00-00-12	0.2870	20-May-10	0.20000000	2010-7697	0.80000000	0.10875000	0.08700000	0.03121125
Marian L. Tomko, a single woman	27-071.0-097-00-00-27	0.2870	24-May-10	0.20000000	2010-10586	0.80000000	0.10875000	0.08700000	0.03121125
Scott D.Wetherbee , a single man	27-071.0-097-11-00-00	0.2610	25-May-10	0.20000000	2010-11892	0.80000000	0.10875000	0.08700000	0.02838375
Stewart M. Manning & Melissa J. Manning, his wife	27-071.0-112-00-00-00	0.2870	26-May-10	0.20000000	2010-9244	0.80000000	0.10875000	0.08700000	0.03121125
Edna M. Mast, a single woman	27-071.0-097-00-00-24	0.2870	27-May-10	0.20000000	2010-9245	0.80000000	0.10875000	0.08700000	0.03121125
Edward Schwarztrauber, a married man dealing in his sole & separate property	27-071.0-097-69-00-00	0.2819	27-May-10	0.20000000	2010-10117	0.80000000	0.10875000	0.08700000	0.030656625
Brian Newhart & Rosemary Newhart, his wife	27-071.0-097-00-00-19	0.2833	1-Jun-10	0.20000000	2010-10210	0.80000000	0.10875000	0.08700000	0.030808875
Joseph E. Lovrinic & Carol C. Lovrinic, his wife	27-071.0-050-00-00-00	0.2635	1-Jun-10	0.20000000	2010-10203	0.80000000	0.10875000	0.08700000	0.028655625
Salvatore C. Cardella & Veronica Cardella, his wife	27-071.0-097-00-00-19	0.2833	1-Jun-10	0.20000000	2010-10209	0.80000000	0.10875000	0.08700000	0.030808875
Cathy J. Stevens, a widow	27-071.0-097-96-00-00	0.2850	3-Jun-10	0.20000000	2010-9892	0.80000000	0.10875000	0.08700000	0.03099375
Richard L. Buckingham, a single man	27-071.0-075-05-00-00	4.8500	4-Jun-10	0.20000000	2010-6992	0.79000000	0.10875000	0.08568976	0.5274375
Kathi Lee Ray & Paul D. Ray, her husband	27-071.0-107-00-00-00	0.2440	8-Jun-10	0.20000000	2010-8426	0.80000000	0.10875000	0.08700000	0.026535
Duane A. Naugle, Jr. & Delaina L. Naugle, his wife	27-071.0-097-00-00-39	0.3412	8-Jun-10	0.20000000	2010-8436	0.80000000	0.10875000	0.08700000	0.0371055
Edwin A. Anton & Eleanore A. Anton, his wife	27-071.0-097-50-00-00	0.3100	8-Jun-10	0.20000000	2010-8425	0.80000000	0.10875000	0.08700000	0.0337125
Daniel Yale and Laura Ann Yale, his wife	26-072.0-143-00-00-00 as to this parcel and this parcel only	4.1488	9-Jun-10	0.20000000	2010-8591	0.80000000	0.10875000	0.08700000	0.451182
Angela K. Williams, a married woman dealing in her sole and separate property	27-071.0-097-00-00-09	0.2870	10-Jun-10	0.20000000	2010-8428	0.80000000	0.10875000	0.08700000	0.03121125
Edward Starzec and Jean Starzec, his wife	27-071.0-124-00-00-00	0.5052	15-Jun-10	0.20000000	2010-10588	0.80000000	0.10875000	0.08700000	0.0549405
Gary M. Hackling, a married man dealing in his sole and separate property	27-071.0-097-00-00-08	0.2870	15-Jun-10	0.20000000	2010-10469	0.79000000	0.10875000	0.08591250	0.03121125
Ronald Vieczorek & Sandra Vieczorek, his wife	27-071.0-097-07-00-00	0.2870	15-Jun-10	0.20000000	2010-10585	0.80000000	0.10875000	0.08700000	0.03121125
Joseph Kalmanowicz & Laura Kalmanowicz f/k/a Laura Dussinger, his wife	27-071.0-097-00-00-30	0.2870	15-Jun-10	0.20000000	2010-10155	0.80000000	0.10875000	0.08700000	0.03121125
Clara Elizabeth Mattocks, a married woman dealing in her sole & separate property	27-071.0-164-00-00-00	1.0000	18-Jun-10	0.20000000	2010-10156	0.80000000	0.10875000	0.08700000	0.10875
Perry D. Congdon & Betty J. Congdon, his wife	27-071.0-101-00-00-00	0.2870	21-Jun-10	0.20000000	2010-10307	0.80000000	0.10875000	0.08700000	0.03121125
David J.Cooper & Karen Cooper, his wife	27-071.0-097-75-00-00	0.3319	21-Jun-10	0.20000000	2010-10582	0.80000000	0.10875000	0.08700000	0.036094125
Brenda Jones, a single woman	27-071.0-103-00-00-00	0.2870	21-Jun-10	0.20000000	2010-10157	0.80000000	0.10875000	0.08700000	0.03121125

Greg Bowman, a married man dealing in his sole and separate property, by Dale Allison Bowman, is Attorney-In-Fact	27-071.0-097-62-00-00	0.2870	22-Jun-10	0.20000000	2010-10866	0.80000000	0.10875000	0.08700000	0.03121125
Robert A. Murphy & Jennifer L. Murphy, his wife	27-071.0-097-01-00-10	0.2870	22-Jun-10	0.20000000	2010-10584	0.80000000	0.10875000	0.08700000	0.03121125
Robert L. Welliver, Jr., a single man	27-071.0-126-00-00-00	0.2254	22-Jun-10	0.20000000	2010-10587	0.80000000	0.10875000	0.08700000	0.02451225
Kathleen M.Sylvester & Raymond Sylvester, her husband	27-071.0-097-74-00-00	0.3278	23-Jun-10	0.20000000	2010-10580	0.80000000	0.10875000	0.08700000	0.03564825
Gene Coolbaugh, Individually and as Co-Administrator of the Estate of Ethel Coolbaugh, deceased, Sarah Hartman, Individually and as Co-Administratrix of the Estate of Ethel Coolbaugh, deceased, Maybelle Coolbaugh, Individually, Russell Coolbaugh, Individually; George Coolbaugh, Individualloy; Bertha Brink by Attorney-in-Fact, Donna Harvey	27-071.0-075-06-00-00	4.8500	28-Jun-10	0.20000000	2010-8567	0.79000000	0.10875000	0.08568976	0.5274375
Kandi Jo Madill, a single woman	27-071.0-097-00-00-15	0.2827	7-Jul-10	0.20000000	2010-10865	0.80000000	0.10875000	0.08700000	0.030743625
Larry P. Gemberling, a single man	27-071.0-097-00-00-20	0.2835	7-Jul-10	0.20000000	2010-10579	0.80000000	0.10875000	0.08700000	0.030830625
Benjamin W. Lawrence, a married man dealing in his sole and separate property	27-071.0-097-00-00-34	0.2870	7-Jul-10	0.20000000	2010-10581	0.80000000	0.10875000	0.08700000	0.03121125
Joseph Yakoski, Jr. & Diane C. Yakoski, his wife	27-071.0-097-00-00-04	0.2870	7-Jul-10	0.20000000	2010-10869	0.80000000	0.10875000	0.08700000	0.03121125
Elizabeth Jeanne Martin, a single woman	27-071.0-097-00-00-32	0.2870	8-Jul-10	0.20000000	2010-11471	0.79000000	0.10875000	0.08591250	0.03121125
Dennis J. Muscarelle & Marilyn J. Muscarelle, his wife	27-071.0-097-76-00-00	0.2870	9-Jul-10	0.20000000	2010-10468	0.80000000	0.10875000	0.08700000	0.03121125
Charles J. Drazdauskas, Sr., a single man & Charles Drazdauskas, Jr., a single man	27-071.0-097-00-00-14	0.3081	13-Jul-10	0.20000000	2010-10467	0.80000000	0.10875000	0.08700000	0.033505875
Damian P. Frigano & Marina E. Frigano, his wife	27-071.0-097-98-00-00	0.3670	13-Jul-10	0.20000000	2010-10585	0.80000000	0.10875000	0.08700000	0.03991125
Robert Costello, Jr, a single man	26-072.0-142-00-00-00	3.6200	20-Jul-10	0.20000000	2010-11570	0.79000000	0.10875000	0.08591250	0.393675
Douglas P. Vanvolkinburg, a married man dealing in his sole and separate property	27-071.0-097-00-00-03	0.2870	21-Jul-10	0.20000000	2010-10873	0.80000000	0.10875000	0.08700000	0.03121125
Carl L. Millward & Anna L. Millward, his wife	27-071.0-097-00-00-10	0.2870	21-Jul-10	0.20000000	2010-8447	0.80000000	0.10875000	0.08700000	0.03121125
Brock Schmeckenbecher & Lonni Schmeckenbecher, his wife	27-071.0-097-72-00-00	0.2800	21-Jul-10	0.20000000	2010-10864	0.80000000	0.10875000	0.08700000	0.03045
Mark D. Hoefert & Christine M. Hoefert, his wife	27-071.0-097-00-00-05	0.2900	22-Jul-10	0.20000000	2010-10470	0.80000000	0.10875000	0.08700000	0.0315375
Charlie R. Tyler, Jr., a married man dealing in his sole and separate property	27-071.0-100-00-00-00	0.2870	26-Jul-10	0.20000000	2010-10867	0.80000000	0.10875000	0.08700000	0.03121125
Mark A. Ivey & Alicia R. Ivey, husband and wife	27-071.0-031-00-00-00	0.3110	4-Aug-10	0.20000000	2011-0009	0.79000000	0.10875000	0.08568976	0.03382125
William J. Ivey & Gloria M. Ivey, husband and wife	13-070.0-053-00-00-00	8.4040	4-Aug-10	0.20000000	2011-0733	0.79000000	0.10875000	0.08568976	0.913935

Stephen A. Borel, a single man	12-085.3-035-00-00-00 (.1657 ac); 12-085.3-016-00-00-00 (.1533 ac); 27-071.0-188-02-00-00 except 1.1355 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo LLC dated effective September 28, 2011 recorded as Doc# 2011-7456, leaving 10.1805 acres; 27-071.0-188-10-00-00 (2 ac); 27-071.0-188-11-00-00 (7.1428 ac); 27-071.0-188-12-00-00 (7.4877 ac); 27-071.0-063-01-00-03 (2.2775 ac)	2.2775	6-Aug-10	0.20000000	2010-9817	0.79000000	0.10875000	0.08568976	0.247678125
Stephen A. Borel, a single man	12-085.3-035-00-00-00 (.1657 ac); 12-085.3-016-00-00-00 (.1533 ac); 27-071.0-188-02-00-00 except 1.1355 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo LLC dated effective September 28, 2011 recorded as Doc# 2011-7456, leaving 10.1805 acres; 27-071.0-188-10-00-00 (2 ac); 27-071.0-188-11-00-00 (7.1428 ac); 27-071.0-188-12-00-00 (7.4877 ac); 27-071.0-063-01-00-03 (2.2775 ac)	7.1428	6-Aug-10	0.20000000	2010-9817	0.79000000	0.10875000	0.08568976	0.7767795
Stephen A. Borel, a single man	12-085.3-035-00-00-00 (.1657 ac); 12-085.3-016-00-00-00 (.1533 ac); 27-071.0-188-02-00-00 except 1.1355 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo LLC dated effective September 28, 2011 recorded as Doc# 2011-7456, leaving 10.1805 acres; 27-071.0-188-10-00-00 (2 ac); 27-071.0-188-11-00-00 (7.1428 ac); 27-071.0-188-12-00-00 (7.4877 ac); 27-071.0-063-01-00-03 (2.2775 ac)	10.1805	6-Aug-10	0.20000000	2010-9817	0.79000000	0.10875000	0.08568976	1.107129375
Stephen A. Borel, a single man	12-085.3-035-00-00-00 (.1657 ac); 12-085.3-016-00-00-00 (.1533 ac); 27-071.0-188-02-00-00 except 1.1355 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo LLC dated effective September 28, 2011 recorded as Doc# 2011-7456, leaving 10.1805 acres; 27-071.0-188-10-00-00 (2 ac); 27-071.0-188-11-00-00 (7.1428 ac); 27-071.0-188-12-00-00 (7.4877 ac); 27-071.0-063-01-00-03 (2.2775 ac)	7.4877	6-Aug-10	0.20000000	2010-9817	0.79000000	0.10875000	0.08568976	0.814287375
Stephen A. Borel, a single man	12-085.3-035-00-00-00 (.1657 ac); 12-085.3-016-00-00-00 (.1533 ac); 27-071.0-188-02-00-00 except 1.1355 acres described in Partial Assignment of Oil and Gas Lease from Citrus Energy Corporation to Carrizo LLC dated effective September 28, 2011 recorded as Doc# 2011-7456, leaving 10.1805 acres; 27-071.0-188-10-00-00 (2 ac); 27-071.0-188-11-00-00 (7.1428 ac); 27-071.0-188-12-00-00 (7.4877 ac); 27-071.0-063-01-00-03 (2.2775 ac)	2.0000	6-Aug-10	0.20000000	2010-9817	0.79000000	0.10875000	0.08568976	0.2175
Dawn L. Kiefer, single	27-071.0-065-00-00-00	0.8300	18-Aug-10	0.20000000	2010-3421	0.79000000	0.10875000	0.08568976	0.0902625
Stewart Manning & Norma Manning, his wife	27-070.0-036-00-00-00 (50.1629 ac), 27-070.0-076-00-00-00 (63.8438 ac)	60.7792	16-Dec-10	0.20000000	2011-2052	0.79000000	0.10875000	0.08591250	6.609738
Stewart Manning & Norma Manning, his wife	27-070.0-036-00-00-00 (50.1629 ac), 27-070.0-076-00-00-00 (63.8438 ac)	50.1629	16-Dec-10	0.20000000	2011-2052	0.79000000	0.10875000	0.08591250	5.455215375
NORFOLK Southern Railway Company, by its Agent Pocahontas Land Corporation	Metes and bounds	25.0000	17-Dec-10	0.20000000	2011-3570	0.79000000	0.10875000	0.08591250	2.71875
Rabbit Hollow LLC	27-070.0-074-00-00-00	11.9500	14-Jan-11	0.20000000	2011-2053	0.79000000	0.10875000	0.08591250	1.2995625
Edward J. Manning, a single man	27-070.0-075-00-00-00 (69 ac), 27-071.0-150-00-00-00 (.97 ac), 27-071.0-151-00-00-00 (1.8 ac)	69.0000	14-Jan-11	0.20000000	2011-2436	0.79000000	0.10875000	0.08591250	7.50375
Edward J. Manning, a single man	27-070.0-075-00-00-00 (69 ac), 27-071.0-150-00-00-00 (.97 ac), 27-071.0-151-00-00-00 (1.8 ac)	0.9700	14-Jan-11	0.20000000	2011-2436	0.79000000	0.10875000	0.08591250	0.1054875
Edward J. Manning, a single man	27-070.0-075-00-00-00 (69 ac), 27-071.0-150-00-00-00 (.97 ac), 27-071.0-151-00-00-00 (1.8 ac)	1.8000	14-Jan-11	0.20000000	2011-2436	0.79000000	0.10875000	0.08591250	0.19575

Joseph R. Lesko & Rebecca S. Lesko, husband and wife	27-071.0-160-00-00-00	14.9600	19-Jan-11	0.20000000	2011-2051	0.79000000	0.10875000	0.08591250	1.6269
Donald S. Beynon and Dianne M Beynon, his wife	27-071.0-102-00-00-00	0.2870	22-Feb-11	0.20000000	2011-3478	0.79000000	0.10875000	0.08591250	0.03121125
Ida Zani, widow by atorney-in-fact Diane Zani	13-070.0-056-00-00-00	12.7500	31-May-11	0.20000000	2012-0710	0.79000000	0.10875000	0.08591250	1.3865625
Joanne Mae Hinkley f/k/a Joanne Mae Lott, married	26-072.0-140-00-00-00	4.4700	27-Jun-11	0.18000000	2011-6164	0.81000000	0.10875000	0.08808750	0.4861125
Rickard A. Yeust & Lois E. Yeust, his wife	27-071.0-152-00-00-00	1.0000	11-Jul-11	0.20000000	2011-5919	0.81000000	0.10875000	0.08591250	0.10875
Earle H. Williams, widower	27-071.0-043-00-00-00	0.3840	15-Sep-11	0.18000000	2011-7217	0.81000000	0.10875000	0.08808750	0.04176
William L. Evans & Cathy A. Evans, his wife	27-071.0-039-00-00-00	0.2751	23-Sep-11	0.18000000	2011-7221	0.81000000	0.10875000	0.08808750	0.029917125
Kenneth G. Stone & Cathie I. Stone, his wife	27-071.0-028-00-00-00	0.2550	23-Sep-11	0.18000000	2011-8240	0.81000000	0.10875000	0.08808750	0.027732338
Anthony R. Knight & Nancy Knight, his wife	27-071.0-035-00-00-00	0.3271	26-Sep-11	0.18000000	2011-7226	0.81000000	0.10875000	0.08808750	0.035572125
Alan R. Moccia, a single man	27-071.0-034-00-00-00	0.2550	26-Sep-11	0.18000000	2011-7225	0.81000000	0.10875000	0.08808750	0.02773125
Michael J. Klees, single	27-071.0-097-00-00-31	0.2870	29-Sep-11	0.18000000	2012-0498	0.81000000	0.10875000	0.08808750	0.03121125
Danny J. Robinson, single	27-071.0-197-00-00-00	1.0000	30-Sep-11	0.18000000	2011-7220	0.81000000	0.10875000	0.08808750	0.10875
James R. Robinson, widower	27-071.0-202-00-00-00	1.3000	30-Sep-11	0.18000000	2011-7219	0.81000000	0.10875000	0.08808750	0.141375
Richard J. Burgess and Ona Grace Lines, his wife	13-084.0-056-00-00-00	7.8710	3-Oct-11	0.18000000	2012-0347	0.81000000	0.10875000	0.08808750	0.85597125
Joseph J. Yanick & Shirley F. Yanick, his wife	27-071.0-014-00-00-00	0.2818	5-Oct-11	0.18000000	2011-7223	0.81000000	0.10875000	0.08808750	0.03064575
Jeanne Davies, a/k/a Jean Davies, widow	26-072.0-056-00-00-00	2.6700	7-Oct-11	0.18000000	2011-7216	0.81000000	0.10875000	0.08808750	0.2903625
Jerome A. Lencoski and Judith E. Lencoski, his wife	27-071.0-044-00-00-00	0.3165	7-Oct-11	0.18000000	2011-7224	0.81000000	0.10875000	0.08808750	0.034419375
John R. Morone & Kelly Ann Morone, his wife	27-071.0-097-00-00-33	0.2870	7-Oct-11	0.18000000	2011-7222	0.81000000	0.10875000	0.08808750	0.03121125
John B. Matthews & Bonnie W. Matthews, his wife	27-071.0-048-00-00-00	0.2700	10-Oct-11	0.18000000	2011-7218	0.81000000	0.10875000	0.08808750	0.0293625
Marcy A. Porzucek, single	27-071.0-097-00-00-28	0.2870	10-Oct-11	0.18000000	2011-7467	0.81000000	0.10875000	0.08808750	0.03121125
Edward P. Bevan & Deborah R Bevan, his wife	27-071.0-130-00-00-00	0.2181	10-Oct-11	0.18000000	2012-0348	0.81000000	0.10875000	0.08808750	0.023717288
Randy J. Woodruff, single	26-072.0-069-02-00-01	1.0000	12-Oct-11	0.18000000	2011-7473	0.81000000	0.10875000	0.08808750	0.10875
Chrisanne LaBar, a married woman doing business in her sole and separate property	27-071.0-173-00-00-00	1.2000	12-Oct-11	0.18000000	2011-7471	0.81000000	0.10875000	0.08808750	0.1305
Roger C. Belles, single	27-071.0-173-00-00-00	1.2000	12-Oct-11	0.18000000	2011-7472	0.81000000	0.10875000	0.08808750	0.1305
Harry W. Bloom, Jr., single	27-071.0-018-00-00-00	0.2202	14-Oct-11	0.18000000	2011-7475	0.81000000	0.10875000	0.08808750	0.02394675
Jean Setser, single	27-071.0-172-00-00-00	1.0038	14-Oct-11	0.18000000	2011-7470	0.81000000	0.10875000	0.08808750	0.10916325
Frances I. Hansen, single & Donald Glines, single	27-071.0-019-00-00-00	0.2669	14-Oct-11	0.18000000	2011-7469	0.81000000	0.10875000	0.08808750	0.029025375
William Allen, single and Wayne L. Allen, a married man doing business in his sole and separate property	27-072.0-048-00-00-00	1.0900	18-Oct-11	0.18000000	2011-7466	0.81000000	0.10875000	0.08808750	0.1185375
Nancy Ann Sebolka, single	27-071.0-060-00-00-00	2.4000	20-Oct-11	0.18000000	2011-7468	0.81000000	0.10875000	0.08808750	0.261
Karen Sirocki, single	27-071.0-209-00-00-00	0.4000	21-Oct-11	0.18000000	2011-7754	0.81000000	0.10875000	0.08808750	0.0435
George A. Delano and Lynne L. Delano, his wife	27-071.0-204-00-00-00 (1.3 ac)0-147-01-00-00 (.4883 ac)	1.3000	21-Oct-11	0.18000000	2011-7750	0.81000000	0.10875000	0.08808750	0.141375
George A. Delano and Lynne L. Delano, his wife	27-071.0-204-00-00-00 (1.3 ac)0-147-01-00-00 (.4883 ac)	0.4883	21-Oct-11	0.18000000	2011-7750	0.81000000	0.10875000	0.08808750	0.053102625
William E. Jaquish, single	27-071.0-198-00-00-00	1.4900	21-Oct-11	0.20000000	2011-7474	0.79000000	0.10875000	0.08591250	0.1620375

Orin W. Jaquish & Barbara P. Jaquish, his wife	27-071.0-183-00-00-00	50.9100	21-Oct-11	0.20000000	2011-7064	0.79000000	0.10875000	0.08591250	5.5364625
Sara E. Williams & Jeffrey P. Williams, her husband	27-071.0-026-00-00-00	0.2599	24-Oct-11	0.18000000	2011-7751	0.81000000	0.10875000	0.08808750	0.028264125
Donna Geritz & Paul Geritz, her husband	27-071.0-036-00-00-00	0.6220	24-Oct-11	0.18000000	2011-8241	0.81000000	0.10875000	0.08808750	0.0676425
Janet C. Schleeter, widow of William C. Schleeter	27-071.0-059-00-00-00	0.5519	24-Oct-11	0.18000000	2011-7752	0.81000000	0.10875000	0.08808750	0.060019125
David D. Miller and Kathy L Miller, his wife	27-071.0-132-00-00-00	0.0886	24-Oct-11	0.18000000	2011-8245	0.81000000	0.10875000	0.08808750	0.00963525
Jonathan E.Geras & Emily G. Geras, husband and wife	27-071.0-041-00-00-00	0.2908	25-Oct-11	0.18000000	2011-8237	0.81000000	0.10875000	0.08808750	0.0316245
John R. Bamberger & Linda M. Bamberger, husband and wife	27-071.0-032-00-00-00	0.2597	26-Oct-11	0.18000000	2011-7749	0.81000000	0.10875000	0.08808750	0.028242375
Thomas G. Stark, a single man	27-071.0-211-00-00-00	0.2076	31-Oct-11	0.18000000	2012-0758	0.81000000	0.10875000	0.08808750	0.0225765
Evangelos Sirigos, a single man	27-071.0-145-01-00-00	1.5993	1-Nov-11	0.18000000	2011-8239	0.81000000	0.10875000	0.08808750	0.173923875
Gerald F. Weber & Cynthia M. Weber, his wife	27-060.0-050-01-00-00 (1 ac); 27-060.0-050-02-00-00 (1 ac)	1.0000	2-Nov-11	0.18000000	2011-8238	0.81000000	0.10875000	0.08808750	0.10875
Gerald F. Weber & Cynthia M. Weber, his wife	27-060.0-050-01-00-00 (1 ac); 27-060.0-050-02-00-00 (1 ac)	1.0000	2-Nov-11	0.18000000	2011-8238	0.81000000	0.10875000	0.08808750	0.10875
Kintner Modular Homes, Inc.	27-071.0-097-00-00-00	4.5180	3-Nov-11	0.18000000	2011-7753	0.81000000	0.10875000	0.08808750	0.4913325
Brian W. Marcy, a single man	27-071.0-097-02-00-00	0.2870	8-Nov-11	0.18000000	2011-8242	0.81000000	0.10875000	0.08808750	0.03121125
Michael Bonnema, single	27-071.0-020-00-00-00	0.2240	9-Nov-11	0.18000000	2011-8236	0.81000000	0.10875000	0.08808750	0.02436
Kathy M. Snell (a single woman)	27-071.0-196-00-00-00	2.5350	10-Nov-11	0.18000000	2011-8235	0.81000000	0.10875000	0.08808750	0.27568125
Larry F. Brasket & Anita Brasket, his wife, by their Attorney-In-Fact, Kathryn Owens	27-071.0-097-82-00-00	0.2870	10-Nov-11	0.18000000	2012-0333	0.81000000	0.10875000	0.08808750	0.03121125
John P. Keker and Jessie R. Keker, his wife	27-060.0-052-00-00-00	2.9000	10-Nov-11	0.18000000	2011-8243	0.81000000	0.10875000	0.08808750	0.315375
Constance A. Krombel, a widow	27-072.0-045-00-00-00	12.8000	11-Nov-11	0.18000000	2011-8244	0.81000000	0.10875000	0.08808750	1.392
David Kroptavich, single	27-071.0-017-00-00-00	0.3037	11-Nov-11	0.18000000	2011-8234	0.81000000	0.10875000	0.08808750	0.033027375
Dana N. Towsley, Jr. & Danielle N. Towsley, husband and wife	27-071.0-097-00-00-29	0.2870	15-Nov-11	0.18000000	2012-0332	0.81000000	0.10875000	0.08808750	0.03121125
Jack E Parry, Jr and Jacqueline M Parry, husband and wife	27-071.0-119-00-00-00	0.2324	16-Nov-11	0.18000000	2012-0338	0.81000000	0.10875000	0.08808750	0.0252735
Volkhard Rutter & Carol L. Rutter, husband and wife	27-071.0-104-00-00-00	0.2869	16-Nov-11	0.18000000	2012-0337	0.81000000	0.10875000	0.08808750	0.031200375
Heather Phillips, single	27-071.0-121-00-00-00	0.2611	17-Nov-11	0.18000000	2012-0336	0.81000000	0.10875000	0.08808750	0.028394625
Sarah Sevior, single	27-071.0-105-00-00-00	0.2870	17-Nov-11	0.18000000	2012-0343	0.81000000	0.10875000	0.08808750	0.03121125
Joseph P Kelly, single	27-071.0-123-00-00-00	0.2258	17-Nov-11	0.18000000	2012-0345	0.81000000	0.10875000	0.08808750	0.02455575
Roy E. Prevost, a widower	27-071.0-085-02-00-00	24.9750	17-Nov-11	0.18000000	2012-0756	0.81000000	0.10875000	0.08808750	2.71603125
Anna M Davenport, single; Alex Kundratik, single	27-071.0-057-00-00-00	0.2855	19-Nov-11	0.18000000	2012-0341	0.81000000	0.10875000	0.08808750	0.031048125
Keith Busby & Anika S. Busby, husband and wife	27-071.0-098-00-00-00	0.2711	28-Nov-11	0.18000000	2012-0334	0.81000000	0.10875000	0.08808750	0.029482125
Michael Privuznak, a widower	27-071.0-210-00-00-00	0.4500	28-Nov-11	0.18000000	2012-0493	0.81000000	0.10875000	0.08808750	0.0489375
The Jay P & Alice B Niskey Revocable Living Trust, Jay P Niskey and Alice B Niskey, Trustees	27-071.0-139-00-00-00	0.6684	29-Nov-11	0.18000000	2012-0339	0.81000000	0.10875000	0.08808750	0.0726885
David Morrison & Collin Morrison, both dealing with their sole and separate property	27-071.0-097-83-00-00	0.2870	29-Nov-11	0.18000000	2012-0755	0.81000000	0.10875000	0.08808750	0.03121125
Gerard A. Dente, Jr., single and Debra Durland, single	27-072.0-047-00-00-00	3.2000	30-Nov-11	0.18000000	2012-0340	0.81000000	0.10875000	0.08808750	0.348
Michael D. Dell, single	27-060.0-050-00-00-00	3.3100	30-Nov-11	0.18000000	2012-0342	0.81000000	0.10875000	0.08808750	0.3599625

Jeremy Robert Draper, a single person	27-071.0-207-00-00-00	0.6590	3-Dec-11	0.18000000	2012-0344	0.81000000	0.10875000	0.08808750	0.07166625
Michael Loy and Maureen Loy, husband and wife	27-071.0-114-00-00-00	0.3088	3-Dec-11	0.18000000	2012-0335	0.81000000	0.10875000	0.08808750	0.033582
Richard Beneski & Mary Jo Beneski, husband and wife	27-071.0-097-00-00-06	0.2870	6-Dec-11	0.18000000	2012-0346	0.81000000	0.10875000	0.08808750	0.03121125
Fred T. Riebeling & Maureen K. Riebeling, his wife	27-071.0-097-78-00-00	0.2870	6-Dec-11	0.18000000	2012-0495	0.81000000	0.10875000	0.08808750	0.03121125
Little Washington Wastewater Company, d/b/a Suburban Wastewater Company	27-071.0-097-03-EX-00	5.0000	8-Dec-11	0.18000000	2012-0497	0.81000000	0.10875000	0.08808750	0.54375
Christopher Dodge, a single man & Elvira Brown, a single woman	27-071.0-097-80-00-00	0.2870	9-Dec-11	0.18000000	2012-0492	0.81000000	0.10875000	0.08808750	0.03121125
Pen Fern Oil, Company, L.P.	27-071.0-168-00-00-00 (.5613 ac); 27-071.0-170-01-00-00 (.288 ac)	0.5613	9-Dec-11	0.18000000	2012-0494	0.81000000	0.10875000	0.08808750	0.061041375
Pen Fern Oil, Company, L.P.	27-071.0-168-00-00-00 (.5613 ac); 27-071.0-170-01-00-00 (.288 ac)	0.2880	9-Dec-11	0.18000000	2012-0494	0.81000000	0.10875000	0.08808750	0.03132
James J. Dughi & Rebekah J. Dughi, husband and wife	27-071.0-148-00-00-00	0.4800	10-Dec-11	0.18000000	2012-0485	0.81000000	0.10875000	0.08808750	0.0522
Russell Hill United Methodist Church, Inc.	27-071.0-169-00-EX-00	0.4380	12-Dec-11	0.18000000	2012-0491	0.81000000	0.10875000	0.08808750	0.0476325
Ian D. Rickenbach, a single person	27-071.0-097-00-00-26	0.2870	14-Dec-11	0.18000000	2012-0483	0.81000000	0.10875000	0.08808750	0.03121125
Aqua Pennsylvania, Inc.	27-071.0-134-00-PU-00 (0.21536 ac); 27-071.0-097-00-PU-43 (6.7900 ac)	6.7900	15-Dec-11	0.18000000	2012-0496	0.81000000	0.10875000	0.08808750	0.7384125
Aqua Pennsylvania, Inc.	27-071.0-134-00-PU-00 (0.21536 ac); 27-071.0-097-00-PU-43 (6.7900 ac)	0.2154	15-Dec-11	0.18000000	2012-0496	0.81000000	0.10875000	0.08808750	0.0234204
Janet M. Konopelski- Howell	27-071.0-086-00-00-00	1.0000	15-Dec-11	0.20000000	2012-0481	0.79000000	0.10875000	0.08591250	0.10875
Ann M. Frey & John E. Frey, wife and husband	27-071.0-097-13-00-00	0.3249	16-Dec-11	0.18000000	2012-0486	0.81000000	0.10875000	0.08808750	0.035332875
Shawn M. Glaush & Kimberly A. Glaush, husband and wife	27-071.0-097-00-00-07	0.2870	17-Dec-11	0.18000000	2012-0484	0.81000000	0.10875000	0.08808750	0.03121125
Roberta Harvey, a widow	27-071.0-072-01-00-00	0.1100	20-Dec-11	0.18000000	2012-0482	0.81000000	0.10875000	0.08808750	0.0119625
Galen S. Bomboy and Carol Ann Bomboy, husband and wife	26-072.0-136-00-00-00	1.0000	5-Jan-12	0.18000000	2012-0490	0.81000000	0.10875000	0.08808750	0.10875
Betty H. Johnson a/k/a/ Betty I. Johnson, widow of Theodore Johnson, and Marion J. Johnson, a single woman	27-071.0-201-00-00-00	0.6000	5-Jan-12	0.18000000	2012-0488	0.81000000	0.10875000	0.08808750	0.06525
Thomas N. Robinson and Karen A. Robinson, husband and wife	26-072.0-137-00-00-00	1.0000	6-Jan-12	0.18000000	2012-0487	0.81000000	0.10875000	0.08808750	0.10875
Maria C. Frantz, widow of James K. Frantz	26-072.0-052-00-00-00	3.5400	6-Jan-12	0.18000000	2012-0489	0.81000000	0.10875000	0.08808750	0.384975
Joan M. Chapdelaine, a single woman	26-072.0-069-02-00-02	1.0000	11-Jan-12	0.18000000	2012-0757	0.81000000	0.10875000	0.08808750	0.10875
Roy W. Piper Charitable Trust, herein represented by Thomas P. Tulaney, as Trustee, Robert P. Browning, as Trustee and Ronald G. Kukuchka, as Trustee	26-072.0-134-01-00-00	2.4430	15-Jan-12	0.18000000	2012-1247	0.81000000	0.10875000	0.08808750	0.26567625
Desiree L. Caldwell, now by marriage Desiree L. House & Charles D. House, her husband	26-072.0-139-00-00-00	1.4700	17-Jan-12	0.18000000	2012-1246	0.81000000	0.10875000	0.08808750	0.1598625
Ernest C Pasney, Jr, a widower	27-071.0-143-00-00-00	1.0000	18-Jan-12	0.18000000	2012-1245	0.81000000	0.10875000	0.08808750	0.10875
Ray Southworth and Jennifer Wilcox, now by marriage, Jennifer Southworth, his wife	27-060.0-038-00-00-00	0.8035	4-Feb-12	0.18000000	2012-1466	0.81000000	0.10875000	0.08808750	0.087380625

W Longstreet, Inc	27-072.0-138-00-00-00	0.2300	10-Feb-12	0.18000000	2012-1465	0.81000000	0.10875000	0.08808750	0.0250125
Nickolaus Munoz, a single man	27-071.0-131-00-00-00	0.0890	10-Feb-12	0.12500000	2012-1467	0.81000000	0.10875000	0.09406875	0.00967875
Most Reverend Joseph C. Bambera, D.D., J.C.L., Bishop of the Diocese of Scranton, as Trustee of the St. Joachims Parish	27-072.0-055-00-00-00	10.0000	21-Feb-12	0.18000000	2012-1464	0.81000000	0.10875000	0.08808750	1.0875
Most Reverend Joseph C. Bambera, D.D., J.C.L., Bishop of the Diocese of Scranton, as Trustee of the Nativity of the Blessed Virgin Mary	26-072.0-055-00-EX-00	8.2590	21-Feb-12	0.18000000	2012-1654	0.81000000	0.10875000	0.08808750	0.89816625
Michael Wajda, married man, separate property	27-060.0-036-00-00-00	1.8400	21-Feb-12	0.18000000	2012-1462	0.81000000	0.10875000	0.08808750	0.2001
Dennis J MacDonald and Carolee J MacDonald, his wife	27-071.0-135-01-00-00	0.6496	23-Feb-12	0.18000000	2012-1463	0.81000000	0.10875000	0.08808750	0.070644
Kathleen Herr, a married woman, separate property	27-060.0-036-00-00-00	1.8400	29-Feb-12	0.18000000	2012-3150	0.81000000	0.10875000	0.08808750	0.2001
Township of Washington, by Daniel P. Huff, Jr., Vice Chairman; William E. Ball, III, Vice-Chairman; and Wayne Allen, Member	27-070.0-069-00-EX-00	0.2900	2-Apr-12	0.18000000	2012-3151	0.81000000	0.10875000	0.08808750	0.0315375
Karen Sue Rowker, a married woman, separate property	27-070.0-038-00-00-00	10.4500	11-May-12	0.18000000	2012-3152	0.81000000	0.10875000	0.08808750	1.1364375
Adam Robert Matalavy, III, a single man	27-070.0-038-00-00-00	10.4500	11-May-12	0.18000000	2012-3149	0.81000000	0.10875000	0.08808750	1.1364375
Michael Balendy and Teresa M. Balendy, his wife	27-071.0-163-00-00-00	0.5000	3-Oct-12	0.18000000	2012-4716	0.81000000	0.10875000	0.08808750	0.054375
Township of Washington, by Daniel P. Huff, Jr., Vice Chairman; William E. Ball, III, Vice-Chairman; and Wayne Allen, Member	27-071.0-171-00-EX-00	3.5000	10-Oct-12	0.18000000	2012-4715	0.81000000	0.10875000	0.08808750	0.380625
Alan J Schemel and Kimberlee L Schemel, his wife	27-071.0-108-00-00-00	0.5990	26-Jun-10	0.20000000	2010-10868	0.79000000	0.10875000	0.08591250	0.06514125
Lewis Mark Matalavy and Cindy L. Matalavy, his wife	27-070.0-038-00-00-00	10.4500	17-Oct-12	0.18000000	2012-4834	0.81000000	0.10875000	0.08808750	1.1364375
Tyler Health Foundation	26-072.0-071-00-EX-00, 26-072.0-071-00-00-00	32.8553	8-May-12	0.18000000	2012-2570	0.81000000	0.10875000	0.08808750	3.573013875
St. Paul’s Lutheran Church of Tunkhannock	26-059.0-223-00-EX-00	6.3000	15-Jun-12	0.18000000	2012-3148	0.81000000	0.10875000	0.08808750	0.685125

P&G Oil and Gas leases

LESSOR	PARCEL	Lease Gross Acres	Lease Date	Royalty Interest	Recording Instrument	Gross Lease NRI	Clearwater WI	Clearwater NRI	Clearwater Net Acres
The Procter & Gamble Paper Products Company	27-070.0-024-00-00-00 (1,122.69 ac); 27-071.0-013-03-00-00 (151.927 ac); 13-071.0-006-00-00-00 (126.004 ac); 13-071.0-012-00-00-00 (8.73 ac)	8.7300	20-Mar-09	0.20000000	2009-3783	0.79000000	0.06525000	0.05088976	0.5696325
The Procter & Gamble Paper Products Company	27-070.0-024-00-00-00 (1,122.69 ac); 27-071.0-013-03-00-00 (151.927 ac); 13-071.0-006-00-00-00 (126.004 ac); 13-071.0-012-00-00-00 (8.73 ac)	1,121.9100	20-Mar-09	0.20000000	2009-3783	0.79000000	0.06525000	0.05088976	73.2046275
The Procter & Gamble Paper Products Company	27-070.0-024-00-00-00 (1,122.69 ac); 27-071.0-013-03-00-00 (151.927 ac); 13-071.0-006-00-00-00 (126.004 ac); 13-071.0-012-00-00-00 (8.73 ac)	151.9270	20-Mar-09	0.20000000	2009-3783	0.79000000	0.06525000	0.05088976	9.91323675
The Procter & Gamble Paper Products Company	27-070.0-024-00-00-00 (1,122.69 ac); 27-071.0-013-03-00-00 (151.927 ac); 13-071.0-006-00-00-00 (126.004 ac); 13-071.0-012-00-00-00 (8.73 ac)	126.0040	20-Mar-09	0.20000000	2009-3783	0.79000000	0.06525000	0.05088976	8.221761

Carrizo Oil and Gas leases

LESSOR	PARCEL	Lease Gross Acres	Lease Date	Royalty Interest	Recording Instrument	Gross Lease NRI	Clearwater WI	Clearwater NRI	Clearwater Net Acres
Sicklers Appletree Plaza, LLC, herein represented by its President, Elwood Sickler	26-059.0-222-00-00-00 (4.24 ac); 26-059.0-222-01-00-00 (4.6 ac); 26-072.0-061-00-00-00 (4.45 ac) Tunkahannock Twp	4.2400	30-Sep-09	0.18000000	2009-9683	0.80000000	0.13102410	0.10491928	0.555542184
Sicklers Appletree Plaza, LLC, herein represented by its President, Elwood Sickler	26-059.0-222-00-00-00 (4.24 ac); 26-059.0-222-01-00-00 (4.6 ac); 26-072.0-061-00-00-00 (4.45 ac) Tunkahannock Twp	4.6000	30-Sep-09	0.18000000	2009-9683	0.80000000	0.13102410	0.10491928	0.60271086
Sicklers Appletree Plaza, LLC, herein represented by its President, Elwood Sickler	26-059.0-222-00-00-00 (4.24 ac); 26-059.0-222-01-00-00 (4.6 ac); 26-072.0-061-00-00-00 (4.45 ac) Tunkahannock Twp	4.4500	30-Sep-09	0.18000000	2009-9683	0.80000000	0.13102410	0.10491928	0.583057245
William E & Dawn M. Ball, husband and wife	27-071.0-185-04-00-00 Washington Twp	12.0000	3-Oct-09	0.18000000	2009-9800	0.78000000	0.13102410	0.10219880	1.5722892
Kevin & Karin Ayers, husband and wife, and Earle R. Ayers & Nancy R. Ayers, husband and wife	27-071.0-165-05-00-00 (18 ac); 27-071.0-165-04-00-00 (10.67 ac) Washington TWP	10.6700	3-Oct-09	0.18000000	2009-9747	0.80000000	0.13102410	0.10491928	1.398027147
Kevin & Karin Ayers, husband and wife, and Earle R. & Nancy R. Ayers, husband and wife	27-071.0-165-05-00-00 (18 ac); 27-071.0-165-04-00-00 (10.67 ac) Washington TWP	18.0000	3-Oct-09	0.18000000	2009-9747	0.80000000	0.13102410	0.10491928	2.3584338
Earle R. & Nancy R. Ayers, husband and wife	27-071.0-165-04-00-01 Washington TWP	2.0000	3-Oct-09	0.18000000	2009-9753	0.80000000	0.13102410	0.10491928	0.2620482
Joseph J. and Margaret Romano, husband and wife	27-070.0-033-00-00-00 Washington TWP	54.0000	8-Oct-09	0.18000000	2009-9696	0.80000000	0.13102410	0.10491928	7.0753014
David L. & Trudie C. Cook, husband and wife	27-059.0-217-00-00-00 (72.067 ac); 27-060.0-058-00-00-00 (1.74 ac) Washington TWP	72.0670	8-Oct-09	0.18000000	2009-9806	0.80000000	0.13102410	0.10491928	9.442513815
David L. & Trudie C. Cook, husband and wife	27-059.0-217-00-00-00 (72.067 ac); 27-060.0-058-00-00-00 (1.74 ac) Washington TWP	1.7400	8-Oct-09	0.18000000	2009-9806	0.80000000	0.13102410	0.10491928	0.227981934
Sidney and Grace DeBoer, husband and wife	27-071.0-165-08-00-00 Washington TWP	11.3000	8-Oct-09	0.18000000	2009-9591	0.80000000	0.13102410	0.10491928	1.48057233
Francis L and Joan M. Fanning, husband & wife	27-070.0-071-00-00-00 Washington TWP	11.7070	8-Oct-09	0.18000000	2009-9691	0.80000000	0.13102410	0.10491928	1.533899139
Paula C. Foux	13-084.0-053-00-00-00 Meshoppen TWP	5.7207	8-Oct-09	0.18000000	2009-9694	0.80000000	0.13102410	0.10491928	0.749549569
LeRoy and Shirley Jones, Jr., husband and wife	27-060.0-059-00-00-00 Washington TWP	30.0000	8-Oct-09	0.18000000	2009-9692	0.80000000	0.13102410	0.10491928	3.930723
William W and Holly L Green, husband and wife	27-071.0-072-00-00-00 Washington TWP	1.0000	8-Oct-09	0.18000000	2009-9603	0.80000000	0.13102410	0.10491928	0.1310241
Jeffrey W. and Lisa M. Reynolds, husband and wife	27-070.0-028-00-00-00 Washington TWP	59.6350	9-Oct-09	0.18000000	2009-9582	0.80000000	0.13102410	0.10491928	7.813622204
James M. Kulisicavage, Jr. and Kelly Ruane, Joint Tenants with the Right of Survivorship	27-071.0-200-00-00-00 Washington TWP	3.3120	13-Oct-09	0.18000000	2009-9755	0.80000000	0.13102410	0.10491928	0.433951819
David E. and Diane L. Grimaud, husband and wife	27-072.0-049-01-00-00 Washington TWP	5.0000	13-Oct-09	0.18000000	2009-9803	0.80000000	0.13102410	0.10491928	0.6551205
David A. & Deborah Grabner Carichner, husband and wife	27-071.0-184-01-00-00 Washington TWP	10.0000	13-Oct-09	0.18000000	2009-9922	0.79000000	0.13102410	0.10350904	1.310241
Shane W. and Melodi Caines, husband and wife	13-084.0-052-00-00-00 Meshoppen TWP	1.4500	13-Oct-09	0.18000000	2009-9858	0.80000000	0.13102410	0.10491928	0.189984945
Carl H. & Lucy Grabner, husband and wife	27-071.0-184-00-00-00 Washington TWP	10.0000	14-Oct-09	0.18000000	2009-9852	0.79000000	0.13102410	0.10350904	1.310241

Angelique A. Prevost-Peters, being married to the said Stephen E. Peters; herein dealing with her separate property; and the said Stephen E. Prevost, joining herein solely to acknowledge his spouse’s separate property	27-071.0-167-00-00-00 (1.37 ac); 27-071.0-216-00-00-00 (7.85 ac) Washington TWP	1.3750	15-Oct-09	0.18000000	2009-9790	0.80000000	0.13102410	0.10491928	0.180158138
Angelique A. Prevost-Peters, herein dealing with her separate property	27-071.0-167-00-00-00 (1.37 ac); 27-071.0-216-00-00-00 (7.85 ac) Washington TWP	7.8500	15-Oct-09	0.18000000	2009-9790	0.78726115	0.13102410	0.10315018	1.028539185
Westgate Water and Sewer Municipal Authority, represented by Edward J. Coleman, as Chairman, and Linda Thompson, as Vice-Chairman	27-071.0-062-00-EX-00 Washington TWP	8.9000	4-Nov-09	0.18000000	2010-4143	0.80000000	0.13102410	0.10491928	1.16611449
Angelique A. Prevost-Peters, being married to the said Stephen E. Provost (Peters); herein dealing with her separate property; and the said Stephen E. Prevost, joining herein solely to acknowledge his spouse’s separate property	27-071.0-085-02-00-00 Washington TWP	12.4875	12-Nov-09	0.18000000	2010-2720	0.80000000	0.13102410	0.10491928	1.636163449
Michael P. & Mary E Soloski, husband and wife	27-071.0-165-01-00-00 Washington TWP	2.1300	19-Nov-09	0.18000000	2010-3370	0.80000000	0.13102410	0.10491928	0.279081333
Harold Coolbaugh, single	13-070.0-063-00-00-00 Meshoppen TWP	1.4413	14-Jan-10	0.18000000	2010-3568	0.80000000	0.13102410	0.10491928	0.188845035
Robert A. Thorne, II & Maria E. Thorne, Husband and Wife, as Tenants in Common	27-071.0-166-00-00-00 Washington TWP	2.7500	8-Feb-10	0.18000000	2010-3565	0.80000000	0.13102410	0.10491928	0.360316275
Joseph A. Macialek, widower	27-072.0-050-00-00-00 Washington TWP	80.0000	13-Oct-09	0.18000000	2009-9804	0.80000000	0.01733613	0.01386890	1.3868904

LEASE DATE	LESSOR	PARCEL LNUMBER	GROSS ACRES	TOWNSHIP	COUNTY	RECORDED
Sep-18-2008	Richard L. Williams	13-084.0-56-00-00-00, 27-070.0-048-00-00-00, 13-071.0-011-00-00-00 only as to these tracts	41.5821	Meshoppen, Washington	Wyoming	2008-5834
Sep-18-2008	Gary G. Keeney and Susan M. Keeney	13-084.0-040-00-00-00	0.4480	Meshoppen	Wyoming	2008-6653
Sep-18-2008	Daniel Radgoski and Robert M. Radgoski	13-084.0-049-00-00-00	2.7000	Meshoppen	Wyoming	2008-6683
Sep-18-2008	Penns Best, Inc.	13-071.0-006-01-00-01, only as to this tract	5.2374	Meshoppen	Wyoming	2008-5868
Sep-19-2008	Nicholas G. Cona and Cindy S. Cona	27-071.0-217-00-00-00, only as to this tract	5.2600	Washington	Wyoming	2008-6692
Sep-19-2008	Lester Puterbaugh Jr.	27-070.0-073-01-00-00	3.0000	Washington	Wyoming	2008-6710
Sep-26-2009	Gary Custer & Linda Custer and Scott Custer & Alma Custer	26-059.0-220-00-00-00, only as to this tract	50.1800	Tunkhannock	Wyoming	2010-4406
Apr-16-2010	Donald H. Pennay & Sylvania F. Pennay, his wife	27.071.0-091-00-00-00	1.2400	Washington	Wyoming	2010-10212
May-17-2010	George H. Johnson, a single man	27-071.0-125-00-00-00, only as to this tract	0.3060	Washington	Wyoming	2010-9896

LEASE DATE	LESSOR	PARCEL LNUMBER	GROSS ACRES	TOWNSHIP	COUNTY	RECORDED
Aug-6-2010	Stephen A. Borel, a single man	27-071.0-188-12-00-00, 27-071.0-188-11-00-00, 27-071.0-188-10-00-00, 27-071.0-063-01-00-03, only as to this tract and 27-071.0-188-02-00-00, only as to this tract excepting 1.1355 acres described in that certain Partial Assignment of Oil and Gas Lease, dated effective 9/28/11 from Citrus Energy Corporation to Carrizo (Marcellus) LLC and recorded under Instrument Number 2011-7456, in the Office of the Recorder of Deeds, Wyoming County, Pennsylvania	18.9080	Washington	Wyoming	2010-9817
May-31-2011	Zani, Ida	13-070.0-056-00-00-00	12.7500	Meshoppen	Wyoming	2012-0710
Jul-11-2012	Yeust, Rickard A & Lois E	27-071.0-152-00-00-00	1.0000	Washington	Wyoming	2011-5919
end

Exhibit “B”

(see attached)

EXHIBIT B

PERMITTED LIENS

1.	All easements, restrictive covenants and rights-of-way of record.

2.	Liens for current taxes and assessments that are not yet due and payable.

3.	Mechanics’, warehousemen’s, landlord’s and other similar statutory liens securing the payment of amounts that are not yet due and payable.